UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09917

SENTINEL VARIABLE PRODUCTS TRUST
(Exact name of registrant as specified in charter)

National Life Drive, Montpelier, Vermont			05604
(Address of principal executive offices)			(Zip code)

Sentinel Asset Management, Inc. National Life Drive, Montpelier, Vermont 05604
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(802) 229-3113

Date of fiscal year end:	December 31, 2014

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders

Annual Report

December 31, 2014

Sentinel Variable Products

Balanced Fund

Sentinel Variable Products

Bond Fund

Sentinel Variable Products

Common Stock Fund

Sentinel Variable Products

Mid Cap Fund

Sentinel Variable Products

Small Company Fund

www.sentinelinvestments.com

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Table of Contents

4	Message to Shareholders

5	Understanding your Sentinel Funds Financial Statements

6	Sentinel Variable Products Balanced Fund

11	Sentinel Variable Products Bond Fund

16	Sentinel Variable Products Common Stock Fund

21	Sentinel Variable Products Mid Cap Fund

26	Sentinel Variable Products Small Company Fund

32	Statement of Assets and Liabilities

34	Statement of Operations

36	Statement of Changes in Net Assets

38	Financial Highlights

40	Notes to Financial Statements

48	Report of Independent Registered Public Accounting Firm

49	Actual and Hypothetical Expenses for Comparison Purposes

50	Information and Services for Shareholders

51	Board Approval of Investment Advisory Agreements

53	Trustees & Officers

Message to Shareholders

Thomas H. Brownell President and Chief Executive Officer Sentinel Asset Management, Inc.

Dear Shareholders,

2014 was a year of improvement and advancement for the Sentinel organization. Specifically, we continued to refine our investment management process and realign our distribution strategy. I am pleased with the progress our dedicated and dynamic leadership team has made, and accordingly, Sentinel is well positioned for continued investment success and asset growth going forward.

As we look ahead in 2015, we will continue to focus our efforts on improving investment performance across the company’s product portfolio. As I’ve previously stated, our shareholders remain, and will always be, our top priority. Our disciplined investment approach remains solid and focused on:

•    fundamental research and analysis as drivers of security selection;

•    close attention to risk management;

•    an understanding of macro market-movers; and

•    a long-term perspective.

On the following pages of this Sentinel Variable Products Annual Report, please find specific details of each Fund’s investment performance and a discussion of factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your investment needs and goals.

/s/ Thomas H. Brownell

This article contains the current opinions of the author but not necessarily those of Sentinel Investments.

The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investments

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

•    a list of each investment

•    the number of shares/par amount of each stock, bond or short-term note

•    the market value of each investment

•    the percentage of investments in each industry

•    the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

•    income earned from investments

•    management fees and other expenses

•    gains or losses from selling investments (known as realized gains or losses)

•    gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

•    operations — a summary of the Statement of Operations for the most recent period

•    distributions — income and gains distributed to shareholders

•    capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

•    share price at the beginning of the period

•    investment income and capital gains or losses

•    income and capital gains distributions paid to shareholders

•    share price at the end of the period

It also includes some key statistics for the period:

•    total return — the overall percentage return of the fund, assuming reinvestment of all distributions

•    expense ratio — operating expenses as a percentage of average net assets

•    net income ratio — net investment income as a percentage of average net assets

•    portfolio turnover — the percentage of the portfolio that was replaced during the period

Sentinel Variable Products Balanced Fund

(Unaudited)

Daniel J. Manion, CFA Lead and Equity Portfolio Manager Jason Doiron, FRM, PRM Fixed Income Portfolio Manager

Performance Highlights

For the fiscal year ended December 31, 2014, the Sentinel Variable Products Balanced Fund posted a return of 7.81%, versus a 13.69% return for the Standard & Poor’s 500 Index, a 5.97% return for the Barclays U.S. Aggregate Bond Index and an average return of 6.28% for the Morningstar U.S. Insurance Fund Moderate Allocation (Balanced) category.

Equity Market Review

Equity markets maintained their upward trajectory for yet another year, reaching new all-time highs during the fourth quarter of 2014. The overarching trend backing this persistent rise remains the same: lackluster economic growth sanctions the need for ongoing aggressive global monetary easing. Amidst the historically low interest rates, investors continued to chase higher returns in riskier assets, while income seekers piled into defensive sectors with little growth but high dividend yields. The comparatively more robust domestic growth has upheld the U.S. market as a safe haven relative to international markets where macroeconomic data remains less consistent. While the Federal Reserve continues to advertise the paring back of their bond buying program, the timing and range of the monetary policy shift remain unclear, introducing uncertainty in a wary marketplace. For the full twelve-month period, large capitalization stocks handily outperformed small and mid capitalization stocks, the former by a significant margin. The best performing sectors in the S&P 500 Index were Utilities, Health Care, and Information Technology while the worst performing were Energy, Telecommunications and Materials.

Bond Market Review

2014 became a tale of two very different tapes. The first eight months of the year mimicked a scene now familiar to investors of the quantitative easing era, a continuous price appreciation of risk assets with persistently low volatility. Despite an increase in geopolitical tensions around the world during the first eight months of the year, capital markets maintained their belief that central bank liquidity was a force great enough to conquer all other concerns.

Despite the continuation of expansionary central banking policy elsewhere in the world, the inevitable end to the Federal Reserve’s expansionary policy during the latter part of 2014 proved to be the catalyst to allow concern back into capital market risk premiums. While the majority of market participants were focused on the impact of the Fed’s tapering of bond purchases, brinksmanship from global energy producers became the dominant risk during the latter part of the year as oil prices plunged to levels unseen since 2009.

As the Federal Reserve was ending its multi-year $4.5 trillion bond buying program, global markets temporarily suspended any liquidity concerns in favor of U.S. $ denominated assets. Bond markets reacted with the 10-year U.S. Treasury posting an intraday low yield of 1.86% on October 15, 2014. On that same day, the option adjusted spread of the Barclays U. S. Corporate High Yield Index hit 4.90%, with the widening in credit premiums exacerbated by sectors related to energy.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying port olio holdings.

Performance Attribution

For the year 2014, the Fund carried an overweight to equities of about 6% (and an equivalent underweight to fixed income) relative to a benchmark comprised of an allocation of 60% to equities (S&P 500) and 40% to fixed income (Barclays U. S. Aggregate).

For 2014, large capitalization stocks outperformed both their small- and mid-cap counterparts. The Utilities, Health Care, and Information Technology sectors led the positive performance for the S&P 500 Index, while the Energy and Telecommunications sectors lagged considerably. The largest contributor to relative performance for the Fund came from stock selection within Information Technology, as our holdings in Software and Services positively impacted performance. In addition, stock selection and our modest overweight to Health Care added to relative results during the year. Conversely, the Fund’s performance was negatively affected amidst weakness in the commodities markets, as our Metals and Mining exposure within the Materials sector detracted meaningfully from performance. Our Capital Goods exposure within Industrials also detracted from relative performance, and within the Financials sector, our lack of exposure to the Real Estate Investment Trust (REIT) industry worked against us as well.

On the fixed income side, the Fund’s exposure to the Treasury yield curve relative to the benchmark, combined with a general decline in yields over the year, detracted from results. The Fund’s duration* was short relative to the benchmark by about one year on average as the 10-Year U. S. Treasury yield moved from 3.03% at the end of 2013 to 2.17% at the end of 2014. The Fund’s allocation across maturities and coupons within the Mortgage-Backed Securities (MBS) pass-through segment detracted modestly from performance. However, security selection within that sector produced a markedly positive effect. Trading and other effects represented a small negative.

Portfolio Positioning and Outlook

The Sentinel Variable Products Balanced Fund’s asset allocation at the end of 2014 was 64% stocks, 25% bonds and 11% cash and cash equivalents. Within equities, we maintained our overweight position in the Health Care sector, while adding to existing holdings in the Information Technology sector as what we believed to be attractive entry points in holdings with strong fundamentals became available. We also selectively added exposure to individual holdings within the Financials and Consumer Staples sectors, while eliminating a number of positions where our conviction levels on their fundamentals and/or valuation were not as strong. Within fixed income, we remain cautious and expect that markets will continue to re-price risk in response to the ending of the Federal Reserve’s expansionary policy. While U.S. equity markets remain at or near all-time highs, other risk-assets, such as high yield credit, are not nearly as sanguine. Fears of slowing of global growth, as well as the constant threat of geopolitical disruption, remain among the many catalysts that could trigger an increase in market volatility in 2015. Regardless of what transpires, we will continue to search for opportunities for our shareholders and believe that flexibility will be critical to our success in navigating markets as we move forward.

/s/ Daniel J. Manion	/s/ Jason Doiron

* Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2004 through December 31, 2014

Average Annual Total Returns (as of December 31, 2014)

1 year	3 years	5 years	10 years
7.81%	12.62%	10.77%	7.00%

Inception Date of Fund - 8/01/03

The total annual operating expense ratio set forth in the prospectus dated April 30, 2014, as supplemented, for the Sentinel Variable Products Balanced Fund is 0.87%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risk. These risks may result in greater share price volatility. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the U. S. Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

Fund Profile

at December 31, 2014

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	62.1%
U.S. Government Obligations	25.1%
Foreign Stocks & ADRs	2.3%
Cash and Other	10.5%

Top 10 Equity Holdings*

Description	Percent of Net Assets
Wells Fargo & Co.	2.9%
Microsoft Corp.	1.7%
Visa, Inc.	1.6%
Cisco Systems, Inc.	1.6%
Canadian National Railway Co.	1.6%
Apple, Inc.	1.5%
Texas Instruments, Inc.	1.3%
Schlumberger Ltd.	1.3%
The Travelers Cos., Inc.	1.3%
Covidien PLC	1.3%
Total of Net Assets	16.1%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC G05483	4.50%	06/01/39	4.5%
FHLMC G05624	4.50%	09/01/39	4.3%
FNMA AD9193	5.00%	09/01/40	4.3%
FHLMC J22900	2.50%	03/01/28	2.6%
FHLMC Q29260	4.00%	10/01/44	2.4%
FNMA AT2016	3.00%	04/01/43	2.0%
FNMA 725423	5.50%	05/01/34	1.9%
FNMA 725610	5.50%	07/01/34	1.8%
FNMA TBA 15 YR	2.50%	01/20/30	1.3%
Total of Net Assets			25.1%

Average Effective Duration (for all Fixed Income Holdings) 1.0 years** (Unaudited)

*”Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

Schedule of Investments

at December 31, 2014

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 25.1%
U.S. Government Agency Obligations 25.1%
Federal Home Loan Mortgage Corporation 13.8%
Mortgage-Backed Securities:
15-Year:
FHLMC J22900
2.5%, 03/01/28	406 M	$414,634
30-Year:
FHLMC G05483
4.5%, 06/01/39	652 M	713,783
FHLMC G05624
4.5%, 09/01/39	635 M	696,018
FHLMC Q29260
4%, 10/01/44	359 M	383,602
		1,793,403
Total Federal Home Loan Mortgage Corporation		2,208,037

Federal National Mortgage Association 11.3%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR
2.5%, 01/20/30(a)	210 M	213,823
30-Year:
FNMA 725423
5.5%, 05/01/34	264 M	297,440
FNMA 725610
5.5%, 07/01/34	251 M	282,058
FNMA AD9193
5%, 09/01/40	626 M	693,471
FNMA AT2016
3%, 04/01/43	315 M	318,831
		1,591,800
Total Federal National Mortgage Association		1,805,623
Total U.S. Government Obligations (Cost $3,943,676)		4,013,660

	Shares
Domestic Common Stocks 62.1%
Consumer Discretionary 5.3%
Bed Bath & Beyond, Inc.*	350	26,659
Comcast Corp.	3,000	172,695
Gap, Inc.	2,000	84,220
McDonald’s Corp.	2,000	187,400
Omnicom Group, Inc.	1,000	77,470
Time Warner Cable, Inc.	500	76,030
Time Warner, Inc.	1,000	85,420
TJX Cos., Inc.	2,000	137,160
		847,054
Consumer Staples 4.3%
CVS Health Corp.	1,500	144,465
Kraft Foods Group, Inc.	2,000	125,320
McCormick & Co., Inc.	1,000	74,300
PepsiCo, Inc.	1,000	94,560
Philip Morris Int’l., Inc.	1,000	81,450
Procter & Gamble Co.	1,800	163,962
		684,057

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Energy 5.3%
Chevron Corp.	800	$89,744
EOG Resources, Inc.	2,000	184,140
ExxonMobil Corp.	1,500	138,675
Marathon Oil Corp.	2,500	70,725
Noble Energy, Inc.	3,000	142,290
Schlumberger Ltd.	2,500	213,525
		839,099
Financials 11.4%
ACE Ltd.	1,000	114,880
American Express Co.	2,000	186,080
CME Group, Inc.	1,000	88,650
Discover Financial Services	2,000	130,980
JPMorgan Chase & Co.	2,500	156,450
McGraw-Hill Financial, Inc.	1,700	151,266
MetLife, Inc.	2,000	108,180
Morgan Stanley	3,000	116,400
PNC Financial Services Group, Inc.	1,000	91,230
The Travelers Cos., Inc.	2,000	211,700
Wells Fargo & Co.	8,500	465,970
		1,821,786
Health Care 10.9%
Amgen, Inc.	1,000	159,290
Becton Dickinson & Co.	1,000	139,160
Bristol-Myers Squibb Co.	2,500	147,575
Covidien PLC	2,000	204,560
Eli Lilly & Co.	2,000	137,980
Gilead Sciences, Inc.*	800	75,408
Johnson & Johnson	1,500	156,855
Medtronic, Inc.	1,000	72,200
Merck & Co., Inc.	3,500	198,765
Pfizer, Inc.	4,500	140,175
Stryker Corp.	500	47,165
UnitedHealth Group, Inc.	1,000	101,090
Zimmer Holdings, Inc.	700	79,394
Zoetis, Inc.	2,000	86,060
		1,745,677
Industrials 5.9%
Boeing Co.	800	103,984
Canadian National Railway Co.	3,600	248,076
Deere & Co.	1,000	88,470
General Dynamics Corp.	800	110,096
Honeywell Int’l., Inc.	1,000	99,920
Tyco Int’l. Plc	2,500	109,650
United Technologies Corp.	1,000	115,000
Verisk Analytics, Inc.*	1,000	64,050
		939,246
Information Technology 15.4%
Accenture PLC	1,500	133,965
Altera Corp.	2,500	92,350
ANSYS, Inc.*	1,000	82,000
Apple, Inc.	2,100	231,798
Check Point Software Technologies Ltd.*	2,000	157,140
Cisco Systems, Inc.	9,000	250,335
Cognizant Technology Solutions Corp.*	600	31,596
EMC Corp.	5,000	148,700
Int’l. Business Machines Corp.	400	64,176
KLA-Tencor Corp.	1,000	70,320
Microsoft Corp.	6,000	278,700
NetApp, Inc.	3,000	124,350
Riverbed Technology, Inc.*	2,000	40,820
Seagate Technology PLC	1,800	119,700
Synopsys, Inc.*	2,500	108,675
Texas Instruments, Inc.	4,000	213,860
Visa, Inc.	1,000	262,200
Western Union Co.	2,500	44,775
		2,455,460
Materials 2.1%
EI Du Pont de Nemours & Co.	1,500	110,910
Freeport-McMoRan, Inc.	4,000	93,440
Praxair, Inc.	1,000	129,560
		333,910
Telecommunication Services 1.5%
Rogers Communications, Inc.	2,500	97,150
Verizon Communications, Inc.	3,000	140,340
		237,490
Total Domestic Common Stocks (Cost $4,993,626)		9,903,779

Foreign Stocks & ADRs 2.3%
Mexico 0.5%
America Movil SAB de CV ADR	4,000	88,720

Netherlands 1.0%
Unilever NV ADR	4,000	156,160

Switzerland 0.8%
ABB Ltd. ADR	2,604	55,075
Roche Holding AG ADR	2,000	68,010
		123,085
Total Foreign Stocks & ADR’S (Cost $380,619)		367,965

Institutional Money Market Funds 11.8%
State Street Institutional US Government Money Market Fund (Cost $1,891,063)	1,891,063	1,891,063

Total Investments 101.3% (Cost $11,208,984)†		16,176,467

Excess of Liabilities Over Other Assets (1.3)%		(213,397)

Net Assets 100.0%		$15,963,070

*              Non-income producing.

†            Cost for federal income tax purposes is $11,227,713. At December 31, 2014 unrealized appreciation for federal income tax purposes aggregated $4,948,754 of which $4,983,707 related to appreciated securities and $34,953 related to depreciated securities.

(a)         The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

ADR   - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Bond Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager

Performance Highlights

For the fiscal year ended December 31, 2014, the Sentinel Variable Products Bond Fund returned 4.01%. This compares to returns of 5.97% for the Barclays U. S. Aggregate Bond Index and 5.20% for the Morningstar U. S. Insurance Fund Intermediate-Term Bond category. The Barclays U.S. Mortgage Backed Securities Index, which the Fund discontinued using as a secondary benchmark effective April 30, 2014, returned 6.08% for the same period.

Bond Market Review

2014 became a tale of two very different tapes. The first eight months of the year mimicked a scene now familiar to investors of the quantitative easing era, a continuous price appreciation of risk assets with persistently low volatility. Despite an increase in geopolitical tensions around the world during the first eight months of the year, capital markets maintained their belief that central bank liquidity was a force great enough to conquer all other concerns.

Despite the continuation of expansionary central banking policy elsewhere in the world, the inevitable end to the Federal Reserve’s expansionary policy during the latter part of 2014 proved to be the catalyst to allow concern back into capital market risk premiums. While the majority of market participants were focused on the impact of the Fed’s tapering on interest rates, brinksmanship from global energy producers became the dominant risk during the latter part of the year as oil prices plunged to levels unseen since 2009.

As the Federal Reserve was ending its multi-year $4.5 trillion bond buying program, global markets temporarily suspended any liquidity concerns in favor of U. S. $ denominated assets. Bond markets reacted with the 10-year U. S. Treasury posting an intraday low yield of 1.86% on October 15, 2014. On that same day, the option adjusted spread of the Barclays U. S. Corporate High Yield Index hit 4.90%, with the widening in credit premiums exacerbated by sectors related to energy.

Performance Attribution

The Fund underperformed the Barclays U. S. Aggregate Index by 196 basis points (bps) for the fiscal year ended December 31, 2014.

The Fund’s exposure to the Treasury yield curve relative to the benchmark, combined with a general decline in yields, contributed to the underperformance for the year. The Fund’s duration* was short, overall, relative to the benchmark by about 2 years on average, with some variation in the relative exposure to different points on the curve. The yield on the 10-year U. S. Treasury moved down from 3.03% at the end of 2013 to 2.19% at the end of 2014, and there was a general flattening of the curve from the 2-year point out to the 20-year point.

An overweight allocation to the investment grade corporate segment, and allocations across industries within that segment, also collectively detracted from the relative performance of the Fund. There was a general widening of spreads across investment grade corporates during 2014 and, in particular, in the energy sub-segments in which the Fund was invested.

* Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset-backed securities.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Barclays U.S. Corporate High Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Partially offsetting these factors, the Fund got a boost in relative performance through security selection in our investment grade segment and, to a lesser degree, in our Mortgage-Backed Securities (MBS) pass-through investments. Security selection effects were positive across a wide range of investment grade corporate sub-industries and securities.

Finally, intra-day trading and other effects, in total, had a small negative effect.

Portfolio Positioning and Outlook

At the end of the fiscal year, the Fund’s portfolio positioning consisted of 56% exposure to investment grade corporates, 6% high-yield corporates, 30% Agency MBS (with 4% in collateralized mortgage obligations), and 8% cash and cash equivalents. The effective duration of the Fund stood at 5.44 years on December 31.

As we enter 2015, we remain cautious and expect that markets will continue to re-price risk in response to the ending of the Federal Reserve’s expansionary policy. While U. S. equity markets remain at or near all-time highs, other risk-assets, such as high yield credit, are not nearly as sanguine. Fears of slowing of global growth, as well as the constant threat of geopolitical disruption, remain among the many catalysts that could trigger an increase in market volatility in 2015. Regardless of what transpires, we will continue to search for opportunities for our shareholders and believe that flexibility will be critical to our success in navigating markets as we move forward.

/s/ Jason Doiron

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2004 through December 31, 2014

Average Annual Total Returns (as of December 31, 2014)

1 year	3 years	5 years	10 years
4.01%	3.37%	4.88%	5.12%

Inception Date of Fund - 8/01/03

The total annual operating expense ratio set forth in the prospectus dated April 30, 2014, as supplemented, for the Sentinel Variable Products Bond Fund is 0.67%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to pre-payment risk. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

An investment cannot be made directly in an index.

Fund Profile

at December 31, 2014

Average Effective Duration (Unaudited)

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	8.5%
1 yr. to 2.99 yrs.	8.6%
3 yrs. to 3.99 yrs.	19.8%
4 yrs. to 5.99 yrs.	9.8%
6 yrs. to 7.99 yrs.	38.5%
8 yrs. and over	14.8%

Average Effective Duration (for all Fixed Income Holdings) 5.4 years* (Unaudited)

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AR9195	3.00%	03/01/43	5.0%
FHR 3859 JB	5.00%	05/15/41	4.1%
FNMA TBA 15 YR	2.50%	01/20/30	3.2%
FHLMC Q02664	4.50%	08/01/41	3.1%
WP Carey, Inc.	4.60%	04/01/24	2.7%
Ericsson LM	4.125%	05/15/22	2.6%
Penske Truck Leasing Co. LP	2.50%	03/15/16	2.6%
GNMA II 005175	4.50%	09/20/41	2.5%
FHLMC Q29260	4.00%	10/01/44	2.5%
Retail Opportunity Investments Partnership LP	4.00%	12/15/24	2.0%
Total of Net Assets			30.3%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

** “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2014

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 30.3%
U.S. Government Agency Obligations 30.3%
Federal Home Loan Mortgage Corporation 13.0%
Collateralized Mortgage Obligations:
FHR 3859 JB
5%, 05/15/41	2,500 M	$2,740,322
Mortgage-Backed Securities:
30-Year:
FHLMC G05624
4.5%, 09/01/39	1,192 M	1,305,034
FHLMC A90197
4.5%, 12/01/39	814 M	883,656
FHLMC Q02664
4.5%, 08/01/41	1,939 M	2,104,514
FHLMC Q29260
4%, 10/01/44	1,536 M	1,640,964
		5,934,168
Total Federal Home Loan Mortgage Corporation		8,674,490

Federal National Mortgage Association 14.7%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR
2.5%, 01/20/30(a)	2,100 M	2,138,227
30-Year:
FNMA 725423
5.5%, 05/01/34	993 M	1,119,314
FNMA 725610
5.5%, 07/01/34	928 M	1,044,660
FNMA AD9193
5%, 09/01/40	894 M	990,673
FNMA AR9195
3%, 03/01/43	3,315 M	3,360,492
FNMA AT2016
3%, 04/01/43	917 M	929,163
FNMA TBA 30YR
4%, 01/14/45(a)	280 M	298,853
		7,743,155
Total Federal National Mortgage Association		9,881,382

Government National Mortgage Corporation 2.6%
Mortgage-Backed Securities:
15-Year:
GNMA 679437X
6%, 11/15/22	47 M	48,117
30-Year:
GNMA II 005175
4.5%, 09/20/41	1,557 M	1,705,721
Total Government National Mortgage Corporation		1,753,838
Total U.S. Government Obligations (Cost $20,138,945)		20,309,710

Domestic Corporate Bonds 61.7%
Basic Industry 9.7%
Alfa SAB de CV
5.25%, 03/25/24(b)	930 M	969,525
Allegheny Technologies, Inc.
6.125%, 08/15/23	44 M	45,086
Barrick Gold Corp.
4.1%, 05/01/23	270 M	263,221
CF Industries, Inc.
3.45%, 06/01/23	975 M	954,828
Glencore Funding LLC
4.125%, 05/30/23(b)	1,100 M	1,075,218
Methanex Corp.
5.25%, 03/01/22	1,230 M	1,323,264
Packaging Corp of America
4.5%, 11/01/23	400 M	419,750
Reliance Steel & Aluminum Co.
4.5%, 04/15/23	1,335 M	1,310,608
Thompson Creek Metals Co., Inc.
12.5%, 05/01/19	120 M	119,700
		6,481,200
Capital Goods 0.2%
US Foods, Inc.
8.5%, 06/30/19	127 M	134,747

Communications 10.3%
21st Century Fox America, Inc.
3.7%, 09/15/24(b)	800 M	824,536

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Bankrate, Inc.
6.125%, 08/15/18(b)	275 M	$257,125
British Sky Broadcasting Group PLC
3.75%, 09/16/24(b)	800 M	806,526
CBS Corp.
3.7%, 08/15/24	800 M	799,410
Cequel Communications Holdings I LLC
6.375%, 09/15/20(b)	240 M	249,600
Digicel Ltd.
6%, 04/15/21(b)	225 M	210,937
DIRECTV Holdings LLC
3.8%, 03/15/22	1,305 M	1,329,747
Level 3 Escrow II, Inc.
5.375%, 08/15/22(b)	240 M	241,800
Rogers Communications, Inc.
4.1%, 10/01/23	830 M	873,634
Verizon Communications, Inc.
6.55%, 09/15/43	1,000 M	1,283,025
		6,876,340
Consumer Cyclical 5.8%
American Axle & Manufacturing, Inc.
6.25%, 03/15/21	218 M	229,990
Bed Bath & Beyond, Inc.
3.749%, 08/01/24	875 M	888,105
Brookfield Residential Properties, Inc.
6.5%, 12/15/20(b)	287 M	301,350
Chrysler Group LLC
8.25%, 06/15/21	271 M	301,487
Ford Motor Credit Co LLC
3.664%, 09/08/24	1,115 M	1,119,489
Levi Strauss & Co
7.625%, 05/15/20	95 M	100,225
Walgreens Boots Alliance, Inc.
3.8%, 11/18/24	945 M	965,740
		3,906,386
Consumer Non-Cyclical 2.1%
Capella Healthcare, Inc.
9.25%, 07/01/17	95 M	98,860
CHS/Community Health Systems, Inc.
6.875%, 02/01/22	230 M	244,806
Pernod-Ricard SA
4.45%, 01/15/22(b)	1,010 M	1,083,021
		1,426,687
Energy 9.8%
Access Midstream Partners LP
6.125%, 07/15/22	221 M	235,917
EQT Midstream Partners LP
4%, 08/01/24	800 M	793,773
Nabors Industries, Inc.
5.1%, 09/15/23	710 M	675,272
Oceaneering Int’l. Inc
4.65%, 11/15/24	750 M	735,799
Penn Virginia Resource Partners LP
8.375%, 06/01/20	104 M	111,540
Rowan Cos, Inc.
4.875%, 06/01/22	1,390 M	1,354,654
Spectra Energy Capital LLC
3.3%, 03/15/23	1,270 M	1,208,474
TC PipeLines LP
4.65%, 06/15/21	295 M	307,092
Weatherford Int’l. Ltd
5.125%, 09/15/20	1,205 M	1,185,305
		6,607,826
Financials 2.0%
Prospect Capital Corp.
5%, 07/15/19	500 M	509,284
Wells Fargo & Co
4.1%, 06/03/26	810 M	828,995
		1,338,279
Insurance 5.1%
American Int’l. Group, Inc.
5.6%, 10/18/16	885 M	951,407
Infinity Property & Casualty Corp.
5%, 09/19/22	1,230 M	1,324,088
TIAA Asset Management Finance Co LLC
4.125%, 11/01/24(b)	910 M	934,095
XL Group PLC
6.5%, 10/29/49(c)	240 M	229,800
		3,439,390
Real Estate 8.2%
ARC Properties Operating Partnership LP/Clark
Acquisition LLC
2%, 02/06/17	60 M	57,241
4.6%, 02/06/24	275 M	254,620
CBL & Associates LP
5.25%, 12/01/23	925 M	992,859
Hospitality Properties Trust
4.5%, 03/15/25	1,020 M	1,028,811
Retail Opportunity Investments Partnership LP
4%, 12/15/24	1,350 M	1,355,504
WP Carey, Inc.
4.6%, 04/01/24	1,740 M	1,830,365
		5,519,400
Technology 5.9%
Amphenol Corp.
2.55%, 01/30/19	925 M	932,310
Ericsson LM
4.125%, 05/15/22	1,685 M	1,765,287
Fidelity National Information Services, Inc.
3.875%, 06/05/24	800 M	809,631
Interface Security Systems Holdings, Inc.
9.25%, 01/15/18	230 M	233,450
Micron Technology, Inc.
5.5%, 02/01/25(b)	242 M	245,025
		3,985,703
Transportation 2.6%
Penske Truck Leasing Co. LP
2.5%, 03/15/16(b)	1,690 M	1,713,761
Total Domestic Corporate Bonds (Cost $40,776,889)		41,429,719

	Shares
Institutional Money Market Funds 10.9%
State Street Institutional US Government Money Market Fund (Cost $7,280,569)	7,280,569	7,280,569
Total Investments 102.9% (Cost $68,196,403)†		69,019,998

Excess of Liabilities Over Other Assets (2.9)%		(1,953,426)

Net Assets 100.0%		$67,066,572

†            Cost for federal income tax purposes is $68,196,403. At December 31, 2014 unrealized appreciation for federal income tax purposes aggregated $823,595 of which $1,254,632 related to appreciated securities and $431,037 related to depreciated securities.

(a)         The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)         Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the market value of rule 144A securities amounted to $8,912,519 or 13.29% of net assets.

(c)          XL Group PLC is currently fixed at 6.5%. On April 15th, 2017 it converts to a variable rate that floats on the 15th of January, April, July, and October. The interest rate will equal the 3-month Libor rate plus 2.4575%.

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Common Stock Fund

(Unaudited)

Daniel J. Manion, CFA Portfolio Manager Hilary T. Roper, CFA Portfolio Manager

Performance Highlights

For the fiscal year ended December 31, 2014 the Fund returned 10.34% compared to a return for the Standard & Poor’s 500 Index of 13.69%. By comparison, the Morningstar U.S. Insurance Fund Large Blend category average return was 11.13%.

Equity Market Review

Equity markets maintained their upward trajectory for yet another year, reaching new all-time highs during the fourth quarter of 2014. The overarching trend backing this persistent rise remains the same: lackluster economic growth sanctions the need for ongoing aggressive global monetary easing. Amidst the historically low interest rates, investors continued to chase higher returns in riskier assets, while income seekers piled into defensive sectors with little growth but high dividend yields. The comparatively more robust domestic growth has upheld the U. S. market as a safe haven relative to international markets where macroeconomic data remains less consistent. While the Federal Reserve continues to advertise the paring back of their bond buying program, the timing and range of the monetary policy shift remain unclear, introducing uncertainty in a wary marketplace. For the full twelve-month period, large capitalization stocks handily outperformed small and mid capitalization stocks, the former by a significant margin. The best performing sectors in the S&P 500 Index were Utilities, Health Care, and Information Technology while the worst performing were Energy, Telecommunications and Materials.

Performance Attribution

For the full year period, large capitalization stocks outperformed both their small-and mid-cap counterparts, the former by a wide margin. The Utilities, Health Care, and Information Technology sectors led the positive performance for the S&P 500 Index, while the Energy, Telecommunications, and Materials sectors lagged considerably. The largest contributor to relative performance for the Fund came from stock selection within Consumer Discretionary, where our Media holdings and our exposure to TRW Automotive Holdings positively impacted performance. In addition, stock selection and our modest overweight to Health Care added to relative results during the quarter.

Conversely, the Fund’s performance was negatively affected by the weakness in the commodities markets, as our Metals and Mining exposure within the Materials sector detracted meaningfully from performance, as well as our Energy holdings, as oil prices fell significantly during the last quarter of the year. Stock selection within Industrials, particularly within the Transportation and Commercial & Professional Services industries also negatively impacted performance. Within the Financials sector, our lack of exposure to the Real Estate Investment Trust (REIT) industry worked against us as well.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds, as the Fund has produced over the long term. We have maintained our overweight position in the Health Care sector, while adding further to existing holdings in the Information Technology sector as what we believed to be attractive entry points in holdings with strong fundamentals became available. We also selectively added exposure to individual holdings within the Financials and Consumer Staples sectors, while eliminating a number of positions where our conviction levels on their fundamentals and/or valuation were not as strong.

Global growth levels remain modest, causing ongoing concerns for corporate decision makers and tempering near-term earnings growth expectations. However, our holdings reflect our continued belief that some level of pent up demand in terms of capital spending, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings growth for the next year.

The Sentinel Variable Products Common Stock Fund aims to consistently deliver solid relative returns with moderate levels of risk throughout varied financial market conditions. We continue to believe that patient adherence to our long-held focus on reasonably valued high quality companies will reward our Fund’s shareholders.

/s/ Daniel J. Manion	/s/ Hilary T. Roper

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2004 through December 31, 2014

Average Annual Total Returns (as of December 31, 2014)

1 year	3 years	5 years	10 years
10.34%	18.71%	14.61%	8.83%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2014, as supplemented, for the Sentinel Variable Products Common Stock Fund is 0.72%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Large-capitalization stocks as a group could fall out of favor with the market, causing funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Fund Profile

at December 31, 2014

Top Sectors*

Sector	Percent of Net Assets
Information Technology	22.6%
Health Care	16.4%
Financials	16.0%
Consumer Staples	10.9%
Industrials	10.5%
Energy	8.9%
Consumer Discretionary	8.6%
Telecommunication Services	2.7%
Materials	2.4%

Top 10 Holdings**

Description	Percent of Net Assets
PepsiCo, Inc.	2.4%
Microsoft Corp.	2.3%
Wells Fargo & Co.	2.2%
Texas Instruments, Inc.	2.2%
Johnson & Johnson	2.1%
Procter & Gamble Co.	2.1%
Visa, Inc.	2.0%
Chevron Corp.	2.0%
Apple, Inc.	1.9%
JPMorgan Chase & Co.	1.9%
Total of Net Assets	21.1%

*”Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADRs.

**”Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities

at December 31, 2014

		Value
	Shares	(Note 2)
Domestic Common Stocks 95.7%
Consumer Discretionary 8.6%
Bed Bath & Beyond, Inc.*	7,670	$584,224
Comcast Corp.	50,000	2,878,250
Gap, Inc.	40,000	1,684,400
Lear Corp.	14,500	1,422,160
McDonald’s Corp.	22,000	2,061,400
Nordstrom, Inc.	10,000	793,900
Omnicom Group, Inc.	20,000	1,549,400
Time Warner Cable, Inc.	7,500	1,140,450
Time Warner, Inc.	25,000	2,135,500
TJX Cos., Inc.	40,000	2,743,200
		16,992,884
Consumer Staples 9.4%
CVS Health Corp.	30,000	2,889,300
Kraft Foods Group, Inc.	42,500	2,663,050
McCormick & Co., Inc.	25,000	1,857,500
PepsiCo, Inc.	50,000	4,728,000
Philip Morris Int’l., Inc.	30,000	2,443,500
Procter & Gamble Co.	45,000	4,099,050
		18,680,400
Energy 8.9%
Chevron Corp.	35,000	3,926,300
EOG Resources, Inc.	24,000	2,209,680
ExxonMobil Corp.	35,000	3,235,750
Marathon Oil Corp.	50,000	1,414,500
Marathon Petroleum Corp.	20,000	1,805,200
Noble Energy, Inc.	50,000	2,371,500
Schlumberger Ltd.	32,700	2,792,907
		17,755,837
Financials 16.0%
ACE Ltd.	15,000	1,723,200
American Express Co.	30,000	2,791,200
CME Group, Inc.	30,000	2,659,500
Discover Financial Services	55,000	3,601,950
JPMorgan Chase & Co.	60,000	3,754,800
McGraw-Hill Financial, Inc.	30,000	2,669,400
MetLife, Inc.	40,000	2,163,600
Morgan Stanley	79,000	3,065,200
PNC Financial Services Group, Inc.	20,000	1,824,600
The Travelers Cos., Inc.	30,000	3,175,500
Wells Fargo & Co.	80,000	4,385,600
		31,814,550
Health Care 15.6%
Amgen, Inc.	20,000	3,185,800
Becton Dickinson & Co.	15,000	2,087,400
Bristol-Myers Squibb Co.	50,000	2,951,500
Covidien PLC	25,000	2,557,000
Eli Lilly & Co.	25,000	1,724,750
Gilead Sciences, Inc.*	20,000	1,885,200
Johnson & Johnson	40,000	4,182,800
Medtronic, Inc.	25,000	1,805,000
Merck & Co., Inc.	60,000	3,407,400
Pfizer, Inc.	25,000	778,750
Stryker Corp.	12,000	1,131,960
UnitedHealth Group, Inc.	15,000	1,516,350
Zimmer Holdings, Inc.	15,000	1,701,300
Zoetis, Inc.	47,500	2,043,925
		30,959,135
Industrials 10.0%
Boeing Co.	25,000	3,249,500
Canadian National Railway Co.	46,200	3,183,642
Deere & Co.	12,000	1,061,640
General Dynamics Corp.	17,500	2,408,350
Honeywell Int’l., Inc.	30,000	2,997,600
Tyco Int’l. Plc	50,000	2,193,000
United Technologies Corp.	25,000	2,875,000
Verisk Analytics, Inc.*	30,000	1,921,500
		19,890,232
Information Technology 22.6%
Accenture PLC	28,000	2,500,680
Altera Corp.	50,000	1,847,000
ANSYS, Inc.*	25,000	2,050,000
Apple, Inc.	35,000	3,863,300

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Check Point Software Technologies Ltd.*	40,000	$3,142,800
Cisco Systems, Inc.	120,000	3,337,800
Cognizant Technology Solutions Corp.*	11,200	589,792
EMC Corp.	100,000	2,974,000
Int’l. Business Machines Corp.	8,000	1,283,520
KLA-Tencor Corp.	20,000	1,406,400
Microsoft Corp.	99,970	4,643,606
NetApp, Inc.	50,000	2,072,500
Riverbed Technology, Inc.*	70,000	1,428,700
Seagate Technology PLC	40,000	2,660,000
Synopsys, Inc.*	35,000	1,521,450
Texas Instruments, Inc.	80,000	4,277,200
Visa, Inc.	15,000	3,933,000
Western Union Co.	75,000	1,343,250
		44,874,998
Materials 2.4%
EI Du Pont de Nemours & Co.	15,000	1,109,100
Freeport-McMoRan, Inc.	70,000	1,635,200
Praxair, Inc.	15,000	1,943,400
		4,687,700
Telecommunication Services 2.2%
Rogers Communications, Inc.	35,000	1,360,100
Verizon Communications, Inc.	65,000	3,040,700
		4,400,800
Total Domestic Common Stocks (Cost $99,136,464)		190,056,536

Foreign Stocks & ADRs 3.3%
Mexico 0.5%
America Movil SAB de CV ADR	50,000	1,109,000
Netherlands 1.5%
Unilever NV ADR	75,000	2,928,000
Switzerland 1.3%
ABB Ltd. ADR	50,031	1,058,156
Roche Holding AG ADR	45,000	1,530,225
		2,588,381
Total Foreign Stocks & ADR’s (Cost $7,011,833)		6,625,381
Institutional Money Market Funds 1.0%
State Street Institutional US Government Money Market Fund (Cost $1,908,130)	1,908,130	1,908,130
Total Investments 100.0% (Cost $108,056,427)†		198,590,047

Excess of Liabilities Over Other Assets 0.0%		(65,892)

Net Assets 100.0%		$198,524,155

*                 Non-income producing.

†                 Cost for federal income tax purposes is $108,260,512. At December 31, 2014 unrealized appreciation for federal income tax purposes aggregated $90,329,535 of which $91,439,430 related to appreciated securities and $1,109,895 related to depreciated securities.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Mid Cap Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager Carole Hersam, CFA Portfolio Manager

Performance Highlights

The Sentinel Variable Products Mid Cap Fund returned 4.63% for the fiscal year ending December 31, 2014, compared to returns of 13.22% for the Russell Midcap Index, and 6.92% for the Morningstar U.S. Insurance Fund Mid-Cap Growth category during the same time period. The Standard & Poor’s MidCap 400 Index, which the Fund discontinued using as a secondary benchmark effective April 30, 2014, returned 9.77% for the same period.

Equity Market Review

Equity markets had another respectable year, gaining ground even though uncertainty persisted in terms of global economic recovery, political stability, swings in commodity prices and a less than enthusiastic consumer environment. Domestic interest rates remained persistently low while globally, monetary easing spread. As we come to the end of 2014, the U.S. economy seems to be closer to a recovery than either Europe or emerging markets which has likely helped domestic equity prices to hold up relatively well. Looking forward into 2015, employment numbers look better and the Federal Reserve seems inclined to continue to wean the economy off cheap money. However, the recent sharp drop in oil prices could have mixed results and/or unexpected consequences. While lower cost energy will likely buoy consumer sentiment by increasing disposable income, the overall economic benefit could be muted if it causes significant losses of jobs related to the U.S. shale boom.

Digging a little deeper into this past year’s returns, the best performing sector in the Russell Midcap Index was Health Care, which returned 29.41% and was the single best contributor to the index’s return. The worst and only negatively contributing sector was Energy, down 22.05% as it was hit late in the year by the sudden drop in oil prices.

Performance Attribution

2014 was another year of solid returns for mid cap stocks. While our stock selection in Information Technology and Health Care proved nicely accretive to relative returns, our stock selection and overweight in Energy and stock selection in Consumer Discretionary more than offset those gains. Our best performing stocks in Information Technology include communications related semiconductor maker Skyworks Solutions which was up an impressive 156% over the past twelve months. Other notable contributors were Open Text Corp (up 28%) and NICE Systems (25%). Likewise in Health Care, our holding CareFusion received a takeout offer from rival medical technology firm Becton Dickinson which drove returns of 44% for the year. Other names positively contributing to Health Care outperformance were Shire Pharmaceuticals (up 58%), which we exited on takeout speculation from AbbVie during the height of the tax inversion euphoria. Lastly, Illumina returned 55%, and we exited near the height of the biotech boom.

The precipitous drop in commodity prices made Energy our worst performing sector. The declines were led by tertiary recovery firm Denbury Resources, which was hit disproportionately hard when oil prices fell from the $90s into the $60s losing nearly half of its market value in a matter of weeks. Our Energy Service holdings also suffered as fears of large capital spending cuts, especially in offshore, began to materialize which impacted

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

two of our energy service providers, Tidewater, Inc. (down 39%) and Dril-Quip, Inc. (down 30%). Consumer Discretionary also proved challenging especially in the Retail sub-sector, where Ascena Retail Group, owner of such brands as Lane Bryant and Justice, faced a heightened competitive environment and margin pressure resulting in a share price drop of 40%.

Portfolio Positioning and Outlook

Heading into 2015, we feel the relative dislocation in the markets and their individual constituents due to the extreme moves in commodity prices should eventually provide attractive entry points for investors looking to outperform over the intermediate to longer term. In the meantime, we will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality mid cap companies poised to benefit from improvements in their business model, leadership team, and industry positioning coupled with disciplined valuation analysis to identify favorable entry and exit points drives shareholder returns over time.

Thank you for your continued support.

/s/ Jason Ronovech	/s/ Carole Hersam

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2004 through December 31, 2014

Average Annual Total Returns (as of December 31, 2014)

1 year	3 years	5 years	10 years
4.63%	15.86%	14.76%	6.49%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2014, as supplemented, for the Sentinel Variable Products Mid Cap Fund is 0.84%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Small and mid-sized company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market.

The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

Fund Profile

at December 31, 2014

Top Sectors*

Sector	Percent of Net Assets
Information Technology	24.2%
Financials	19.8%
Industrials	17.5%
Consumer Discretionary	13.7%
Health Care	9.3%
Energy	5.2%
Consumer Staples	4.1%
Utilities	3.0%
Materials	1.4%

Top 10 Holdings**

Description	Percent of Net Assets
MEDNAX, Inc.	3.1%
ITC Holdings Corp.	3.0%
Quanta Services, Inc.	2.7%
Jarden Corp.	2.7%
Nuance Communications, Inc.	2.6%
NICE Systems Ltd.	2.5%
DENTSPLY Int’l., Inc.	2.5%
Waste Connections, Inc.	2.5%
ON Semiconductor Corp.	2.3%
Flowers Foods, Inc.	2.3%
Total of Net Assets	26.2%

*”Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**”Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2014

		Value
	Shares	(Note 2)
Domestic Common Stocks 91.3%
Consumer Discretionary 13.7%
Ascena Retail Group, Inc.*	19,630	$246,553
Bloomin’ Brands, Inc.*	15,110	374,124
BorgWarner, Inc.	5,280	290,136
Jarden Corp.*	9,695	464,197
John Wiley & Sons, Inc.	4,830	286,129
Life Time Fitness, Inc.*	6,510	368,596
LKQ Corp.*	12,970	364,716
		2,394,451
Consumer Staples 4.1%
Church & Dwight Co., Inc.	3,990	314,452
Flowers Foods, Inc.	20,870	400,495
		714,947
Energy 5.2%
Denbury Resources, Inc.	30,810	250,485
Dril-Quip, Inc.*	1,650	126,605
Range Resources Corp.	5,660	302,527
Superior Energy Services, Inc.	11,060	222,859
		902,476
Financials 15.4%
Affiliated Managers Group, Inc.*	1,550	328,972
City National Corp.	3,780	305,462
East West Bancorp, Inc.	8,900	344,519
HCC Insurance Holdings, Inc.	5,550	297,036
Invesco Ltd.	8,650	341,848
Raymond James Financial, Inc.	4,840	277,283
Signature Bank*	1,280	161,229
SVB Financial Group*	2,960	343,567
WR Berkley Corp.	5,470	280,392
		2,680,308
Health Care 9.3%
Bio-Rad Laboratories, Inc.*	2,440	294,166
DENTSPLY Int’l., Inc.	8,140	433,618
Henry Schein, Inc.*	2,580	351,267
MEDNAX, Inc.*	8,250	545,408
		1,624,459
Industrials 17.5%
Ametek, Inc.	6,220	327,359
Flowserve Corp.	5,000	299,150
Genesee & Wyoming, Inc.*	4,430	398,346
Jacobs Engineering Group, Inc.*	8,040	359,308
Masco Corp.	15,370	387,324
Quanta Services, Inc.*	16,710	474,397
Stericycle, Inc.*	2,830	370,956
Waste Connections, Inc.	9,650	424,503
		3,041,343
Information Technology 21.7%
Altera Corp.	10,360	382,698
Dolby Laboratories, Inc.	8,780	378,593
Informatica Corp.*	10,420	397,367
Microchip Technology, Inc.	7,930	357,722
Nuance Communications, Inc.*	31,640	451,503
ON Semiconductor Corp.*	40,180	407,023
Open Text Corp.	6,860	399,664
Plantronics, Inc.	6,350	336,677
Riverbed Technology, Inc.*	17,370	354,522
Skyworks Solutions, Inc.	4,170	303,201
		3,768,970
Materials 1.4%
Steel Dynamics, Inc.	12,110	239,051
Utilities 3.0%
ITC Holdings Corp.	13,100	529,633
Total Domestic Common Stocks (Cost $12,788,652)		15,895,638
Foreign Stocks & ADRs 2.5%
Israel 2.5%
NICE Systems Ltd. ADR (Cost $256,981)	8,590	435,083
Real Estate Investment Trusts 4.4%
Financials 4.4%
Digital Realty Trust, Inc.(a)	4,030	267,189
Gaming and Leisure Properties, Inc.	6,140	180,148
Home Properties, Inc.(a)	4,810	315,536
Total Real Estate Investment Trusts (Cost $721,952)		762,873

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Institutional Money Market Funds 1.4%
State Street Institutional US Government Money Market Fund (Cost $237,676)	237,676	237,676
Total Investments 99.6% (Cost $14,005,261)†		17,331,270

Other Assets in Excess of Liabilities 0.4%		66,499

Net Assets 100.0%		$17,397,769

*                 Non-income producing.

†                 Cost for federal income tax purposes is $14,034,580. At December 31, 2014 unrealized appreciation for federal income tax purposes aggregated $3,296,690 of which $3,918,462 related to appreciated securities and $621,772 related to depreciated securities.

(a)         Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Small Company Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager Carole Hersam, CFA Portfolio Manager

Performance Highlights

The Sentinel Variable Products Small Company Fund returned 6.68% for the fiscal year ending December 31, 2014, which compares to a return of 4.89% for the Russell 2000 Index. The Morningstar U.S. Insurance Fund Small Growth category posted an average return of 3.05% for the same period. The Standard & Poor’s SmallCap 600 Index, which the Fund discontinued using as a secondary benchmark effective April 30, 2014, returned 5.76% for the same period.

Equity Market Review

U. S. small cap equities recorded an all-time high in March with the Russell 2000 Index closing 40% above the prior cycle high achieved in 2007. The small cap benchmark index returned a remarkable 250% since the March 2009 financial crisis lows. The favorable dynamics that had driven small cap equity returns over the past five years remained in place: U.S. economic expansion, job growth, housing recovery, profit margin expansion, corporate operating and capital efficiency, and last but not least accommodative monetary policy.

However, small cap volatility increased as we progressed through 2014 and return correlations* declined across sectors and styles. From their March highs, small cap equities corrected 10% into May before rallying back to highs and close out the second calendar quarter to post the eighth consecutive quarter of positive returns. As a result of the emerging global growth concerns and reduction in monetary stimulus, small cap equities winning streak came to an abrupt halt in the third calendar quarter with a -7% return. After reaching lows that were 14% below peak in mid-October, small cap equities rallied to end December at all-time highs. Global investors appear to have placed a premium on the relative stability and growth prospects of the U.S. economy in an increasingly uncertain global macro environment.

Performance Attribution

The Information Technology sector was the top performing sector in 2014 primarily driven by stock selection. The portfolio sector returned 28% compared to 8% for the benchmark sector. Mergers and acquisitions have historically been a major driver of long-term small cap outperformance and the portfolio benefitted from deals in 2014. Three Information Technology positions were acquired or announced to be acquired by strategic buyers. Hittite Microwave, a semiconductor developer, was acquired by Analog Devices. Micros Systems, a software provider to the retail and hospitality industries, was purchased by Oracle. Lastly, Sapient, a digital marketing and technology consulting firm, has agreed to be acquired by Publicis. Furthermore, Riverbed Technologies accepted an offer to go private. Additionally, RF Micro Devices early in the year announced a merger of equals with Triquint Semiconductor, and shares rallied 222% over the year on significantly higher future expectations for the earnings potential of the combined company, to be named Qorvo.

Our second best performing sector was Industrials with a return of 6.5% compared to -0.2% for the benchmark sector. Knight Transportation, a truck load and logistics operator, was the top performing Industrial with an 85% return.

* A statistical measure of how two securities move in relation to each other.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Health Care was our most challenging sector in 2014 principally due to our underweight exposure (9% vs 14%) in the top performing sector, as well as stock selection with a return of 17% vs 19%. The portfolio lacked exposure to the high flying biotech industry, which is populated with business models that do not typically fit the Fund’s investment criteria. Individual stock underperformers included Haemonetics, which supplies products to the blood collection industry, which declined 11% in the face of declining industry volumes. MedAssets, a provider of supply chain and revenue cycle management products to hospitals, declined 9% due to weaker than anticipated new business bookings and contract losses. We believe both companies were exposed to transitory industry challenges and maintained the positions in anticipation of growth catalysts in 2015.

Energy was also challenging as the portfolio was not immune to the significant plunge in oil and gas prices. The portfolio dropped 42% compared to 36% for the benchmark sector, but our 6% weight mitigated the overall effect on Fund performance.

Portfolio Positioning and Outlook

As we started 2014, we noted that small cap equities could exhibit greater levels of volatility and lower levels of correlations. While early 2014 brought continued multiple expansion and record small cap benchmark highs, we did experience two 10% corrections in the spring and fall before ending the year up a modest 4.89%. Additionally, correlations declined with sector returns ranging from -36% in Energy to 19% in Health Care, respectively. Correlations also dropped within sectors. For example, in Information Technology, semiconductors and semiconductor equipment returned 37%, while software and services was flat.

U. S. small cap earnings growth remained strong at approximately 12%. With price appreciation of 4%, small cap forward price-to-earnings levels dropped from a high of 23X in March to 21X currently, which is still near the upper end of the range historically. As a result we enter 2015 in a very similar situation to a year ago — mostly well capitalized corporate balance sheets (with the exception of Energy) to fund share repurchases, dividends, and acquisitions, as well as tightly managed operating models that can deliver double digit earnings growth in a low single digit gross domestic product (GDP) growth environment. On the cautionary side, we are entering the seventh year of the current economic and market cycle. As a result, we believe that small cap multiple expansion is limited in the context of where we fall in the economic cycle coupled with reduced levels of monetary stimulus from the Fed.

Thank you for your continued support.

/s/ Jason Ronovech	/s/ Carole Hersam

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2004 through December 31, 2014

Average Annual Total Returns (as of December 31, 2014)

1 year	3 years	5 years	10 years
6.68%	17.00%	15.34%	9.15%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2014, as supplemented, for the Sentinel Variable Products Small Company Fund is 0.80%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Small company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe.

An investment cannot be made directly in an index.

Fund Profile

at December 31, 2014

Top Sectors*

Sector	Percent of Net Assets
Information Technology	24.1%
Industrials	18.2%
Consumer Discretionary	16.1%
Health Care	15.8%
Financials	13.6%
Energy	3.3%
Index	3.2%
Consumer Staples	2.7%
Materials	1.0%

Top 10 Holdings**

Description	Percent of Net Assets
iShares Russell 2000 Growth ETF	3.2%
QLogic Corp.	2.4%
j2 Global, Inc.	2.1%
NICE Systems Ltd.	2.1%
Bloomin’ Brands, Inc.	2.0%
Healthcare Services Group, Inc.	1.9%
MDC Partners, Inc.	1.9%
Riverbed Technology, Inc.	1.8%
Ritchie Bros Auctioneers, Inc.	1.8%
Clarcor, Inc.	1.7%
Total of Net Assets	20.9%

*”Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**”Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities

at December 31, 2014

		Value
	Shares	(Note 2)
Domestic Common Stocks 88.8%
Consumer Discretionary 16.1%
American Eagle Outfitters, Inc.	29,400	$408,072
Arctic Cat, Inc.	11,166	396,393
Bloomin’ Brands, Inc.*	46,610	1,154,064
Dana Holding Corp.	26,810	582,849
Life Time Fitness, Inc.*	16,190	916,678
Lumber Liquidators Holdings, Inc.*	9,500	629,945
M/I Homes, Inc.*	12,600	289,296
MDC Partners, Inc.	47,934	1,089,061
Monro Muffler Brake, Inc.	8,810	509,218
Oxford Industries, Inc.*	5,200	287,092
Penn National Gaming, Inc.*	59,880	822,152
Select Comfort Corp.*	32,470	877,664
Texas Roadhouse, Inc.	17,250	582,360
Vitamin Shoppe, Inc.*	15,730	764,163
		9,309,007
Consumer Staples 2.7%
Casey’s General Stores, Inc.	10,190	920,361
Flowers Foods, Inc.	33,415	641,234
		1,561,595
Energy 3.3%
Bill Barrett Corp.*	33,400	380,426
Carrizo Oil & Gas, Inc.*	9,100	378,560
Dril-Quip, Inc.*	4,956	380,274
PDC Energy, Inc.*	9,900	408,573
Rosetta Resources, Inc.*	16,600	370,346
		1,918,179
Financials 9.7%
City National Corp.	8,700	703,047
East West Bancorp, Inc.	17,350	671,618
Endurance Specialty Holdings Ltd.	13,800	825,792
Evercore Partners, Inc.	14,070	736,846
HCC Insurance Holdings, Inc.	14,500	776,040
MarketAxess Holdings, Inc.	8,280	593,759
PRA Group, Inc.*	11,950	692,264
Stifel Financial Corp.*	12,100	617,342
		5,616,708
Health Care 15.8%
AngioDynamics, Inc.*	20,194	383,888
Bio-Rad Laboratories, Inc.*	7,090	854,770
Bio-Techne Corp.	3,100	286,440
Globus Medical, Inc.*	37,500	891,375
Haemonetics Corp.*	22,380	837,460
ICON PLC*	15,820	806,662
IPC The Hospitalist Co., Inc.*	15,200	697,528
Magellan Health Services, Inc.*	14,230	854,227
MedAssets, Inc.*	43,500	859,560
MWI Veterinary Supply, Inc.*	4,900	832,559
NuVasive, Inc.*	9,940	468,770
Omnicell, Inc.*	17,100	566,352
Sirona Dental Systems, Inc.*	8,960	782,835
		9,122,426
Industrials 18.2%
Actuant Corp.	18,290	498,219
Clarcor, Inc.	15,130	1,008,263
Clean Harbors, Inc.*	11,300	542,965
Esterline Technologies Corp.*	7,460	818,213
Genesee & Wyoming, Inc.*	7,470	671,702
Healthcare Services Group, Inc.	35,900	1,110,387
Hub Group Inc.*	20,970	798,538
Interface, Inc.	35,100	578,097
Knight Transportation, Inc.	19,150	644,589
MasTec, Inc.*	17,400	393,414
MYR Group, Inc.*	18,460	505,804
Regal Beloit Corp.	6,350	477,520
Ritchie Bros Auctioneers, Inc.	38,310	1,030,156
Toro Co.	13,600	867,816

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Waste Connections, Inc.	14,100	$620,259
		10,565,942
Information Technology 22.0%
Acxiom Corp.*	27,900	565,533
Aspen Technology, Inc.*	11,500	402,730
CommVault Systems, Inc.*	8,100	418,689
Finisar Corp.*	37,400	725,934
j2 Global, Inc.	19,500	1,209,000
Lattice Semiconductor Corp.*	67,760	466,867
ON Semiconductor Corp.*	93,500	947,155
Open Text Corp.	15,040	876,230
Plantronics, Inc.	17,290	916,716
Power Integrations, Inc.	9,700	501,878
QLogic Corp.*	104,720	1,394,870
RF Micro Devices, Inc.*	53,690	890,717
Riverbed Technology, Inc.*	51,520	1,051,523
Rovi Corp.*	20,600	465,354
Rudolph Technologies, Inc.*	43,700	447,051
Sapient Corp.*	34,700	863,336
Xcerra Corp.*	66,700	610,972
		12,754,555
Materials 1.0%
Berry Plastics Group, Inc.*	19,100	602,605
Total Domestic Common Stocks (Cost $39,161,729)		51,451,017
Domestic Exchange Traded Funds 3.2%
Index 3.2%
iShares Russell 2000 Growth ETF (Cost $1,736,465)	13,200	1,879,416

Foreign Stocks & ADRs 2.1%
Israel 2.1%
NICE Systems Ltd. ADR (Cost $666,639)	23,630	1,196,859

Real Estate Investment Trusts 3.9%
Financials 3.9%
BioMed Realty Trust, Inc.(a)	37,120	799,565
Corporate Office Properties Trust(a)	29,700	842,589
Home Properties, Inc.(a)	8,990	589,744
Total Real Estate Investment Trusts (Cost $1,781,992)		2,231,898

Institutional Money Market Funds 2.0%
State Street Institutional US Government Money Market Fund (Cost $1,149,286)	1,149,286	1,149,286
Total Investments 100.0% (Cost $44,496,111)†		57,908,476

Other Assets in Excess of Liabilities 0.0%		26,765

Net Assets 100.0%		$57,935,241

*	Non-income producing.

†

Cost for federal income tax purposes is $44,627,620. At December 31, 2014 unrealized appreciation for federal income tax purposes aggregated $13,280,856 of which $13,782,952 related to appreciated securities and $502,096 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR	- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Statement of Assets and Liabilities

at December 31, 2014

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Assets
Investments at value	$16,176,467	$69,019,998	$198,590,047
Cash	658	5,397	8,450
Receivable for fund shares sold	3,142	60,240	617
Receivable for interest	12,899	503,412	—
Receivable for dividends	13,305	—	290,866
Receivable for dividend tax reclaims	113	—	11,871
Total Assets	16,206,584	69,589,047	198,901,851

Liabilities
Payable for securities purchased	218,057	2,425,591	63,821
Payable for fund shares repurchased	1,848	28,280	115,419
Accrued expenses	14,759	40,119	96,661
Management fee payable	7,488	22,788	84,829
Fund service fee payable	1,362	5,697	16,966
Total Liabilities	243,514	2,522,475	377,696
Net Assets	$15,963,070	$67,066,572	$198,524,155
Shares Outstanding	1,186,841	6,825,531	11,225,413
Net Asset Value and Maximum Offering Price Per Share	$13.45	$9.83	$17.69

Net Assets Represent
Shares of beneficial interest (par value)	$1,187	$6,826	$11,225
Paid-in capital	11,036,570	67,245,884	106,597,688
Accumulated undistributed net investment income (loss)	(9)	4,467	(12,940)
Accumulated undistributed net realized gain (loss) on investments and foreign exchange	(42,137)	(1,014,200)	1,394,882
Unrealized appreciation (depreciation) of investments and foreign exchange	4,967,459	823,595	90,533,300
Net Assets	$15,963,070	$67,066,572	$198,524,155
Investments at Cost	$11,208,984	$68,196,403	$108,056,427

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP	SVP
	Mid Cap	Small Company
	Fund	Fund
Assets
Investments at value	$17,331,270	$57,908,476
Receivable for securities sold	99,748	505,708
Receivable for fund shares sold	—	11,683
Receivable for dividends	9,910	32,040
Total Assets	17,440,928	58,457,907

Liabilities
Payable for securities purchased	—	407,071
Payable for fund shares repurchased	18,502	36,278
Accrued expenses	15,887	50,312
Management fee payable	7,308	24,171
Fund service fee payable	1,462	4,834
Total Liabilities	43,159	522,666
Net Assets	$17,397,769	$57,935,241
Shares Outstanding	1,397,092	3,960,628
Net Asset Value and Maximum Offering Price Per Share	$12.45	$14.63

Net Assets Represent
Shares of beneficial interest (par value)	$1,397	$3,961
Paid-in capital	14,103,753	43,591,655
Accumulated undistributed net investment income (loss)	3,248	—
Accumulated undistributed net realized gain (loss) on investments and foreign exchange	(36,638)	927,260
Unrealized appreciation (depreciation) of investments and foreign exchange	3,326,009	13,412,365
Net Assets	$17,397,769	$57,935,241
Investments at Cost	$14,005,261	$44,496,111

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the fiscal year ended December 31, 2014

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Investment Income
Dividends	$244,065 *	$—	$4,736,300 *
Interest	103,138	2,318,150 *	—
Total Income	347,203	2,318,150	4,736,300

Expenses
Management advisory fee	86,481	260,994	1,030,850
Transfer agent fees	6,000	6,200	6,000
Custodian fees	8,000	13,800	15,000
Accounting and administration services	15,724	65,249	206,894
Auditing fees	8,550	20,000	53,000
Legal fees	3,300	14,550	44,500
Printing fees	4,750	12,000	27,000
Trustees’ and Chief Compliance Officer’s fees and expenses	4,350	17,400	57,300
Other	3,865	14,033	41,151
Total Expenses	141,020	424,226	1,481,695
Net Investment Income (Loss)	206,183	1,893,924	3,254,605

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	841,858	(287,499)	20,792,620
Futures contracts	—	(369,997)	—
Foreign currency transactions	(12)	—	(140)
Net realized gain (loss)	841,846	(657,496)	20,792,480
Net change in unrealized appreciation (depreciation) during the period:
Investments	133,347	1,297,468	(4,134,026)
Futures contracts	—	(41,556)	—
Foreign currency translations	(24)	—	(313)
Net change in unrealized appreciation (depreciation)	133,323	1,255,912	(4,134,339)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations	975,169	598,416	16,658,141
Net Increase (Decrease) in Net Assets from Operations	$1,181,352	$2,492,340	$19,912,746

*Net of foreign tax withholding of $2,481 in the SVP Balanced Fund, $1,950 in the SVP Bond Fund and $44,543 in the SVP Common Stock Fund.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP		SVP
	Mid Cap		Small Company
	Fund		Fund
Investment Income
Dividends	$219,728	*	$722,711	*

Expenses
Management advisory fee	89,004		292,774
Transfer agent fees	6,000		6,250
Custodian fees	9,000		16,500
Accounting and administration services	17,800		58,555
Auditing fees	8,800		18,000
Legal fees	3,500		12,500
Printing fees	4,500		22,500
Trustees’ and Chief Compliance Officer’s fees and expenses	5,000		16,100
Other	4,333		13,592
Total Expenses	147,937		456,771
Net Investment Income (Loss)	71,791		265,940

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	3,434,184		9,922,457
Net change in unrealized appreciation (depreciation) during the period:
Investments	(2,691,897)		(6,550,343)
Net Realized and Unrealized Gain (Loss) on Investments	742,287		3,372,114
Net Increase (Decrease) in Net Assets from Operations	$814,078		$3,638,054

*Net of foreign tax withholding of $1,427 in the SVP Mid Cap Fund and $7,023 in the SVP Small Company Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	SVP		SVP		SVP
	Balanced		Bond		Common Stock
	Fund		Fund		Fund
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/14
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$206,183	$213,859	$1,893,924	$1,677,840	$3,254,605	$3,170,449
Net realized gain (loss) on sales of investments, futures contracts and foreign currency transactions	841,846	938,556	(657,496)	103,533	20,792,480	15,385,219
Net change in unrealized appreciation (depreciation)	133,323	1,533,313	1,255,912	(2,087,944)	(4,134,339)	39,769,389
Net increase (decrease) in net assets from operations	1,181,352	2,685,728	2,492,340	(306,571)	19,912,746	58,325,057

Distributions to Shareholders
From net investment income	(255,911)	(244,208)	(2,059,210)	(1,941,253)	(3,268,748)	(3,163,102)
From net realized gain on investments and foreign currency transactions	(1,001,844)	(772,485)	—	—	(23,035,223)	(14,254,659)
Return of capital	(1,005)	—	—	—	—	—
Total distributions to shareholders	(1,258,760)	(1,016,693)	(2,059,210)	(1,941,253)	(26,303,971)	(17,417,761)

From Share Transactions (see note 4)
Net proceeds from sales of shares	1,612,280	2,101,048	13,366,097	4,181,636	4,762,216	5,793,602
Net asset value of shares in reinvestment of dividends and distributions	1,258,760	1,016,693	2,059,210	1,941,253	26,303,971	17,417,761
	2,871,040	3,117,741	15,425,307	6,122,889	31,066,187	23,211,363
Less: Payments for shares reacquired	(3,286,268)	(2,764,510)	(10,455,901)	(10,523,645)	(46,781,643)	(40,737,694)
Increase (decrease) in net assets from capital share transactions	(415,228)	353,231	4,969,406	(4,400,756)	(15,715,456)	(17,526,331)
Total Increase (Decrease) in Net Assets for period	(492,636)	2,022,266	5,402,536	(6,648,580)	(22,106,681)	23,380,965
Net Assets: Beginning of period	16,455,706	14,433,440	61,664,036	68,312,616	220,630,836	197,249,871
Net Assets: End of period	$15,963,070	$16,455,706	$67,066,572	$61,664,036	$198,524,155	$220,630,836
Undistributed Net Investment Income (Loss) at End of Period	$(9)	$884	$4,467	$—	$(12,940)	$(5,987)

Amounts designated as “-” are either zero or represent less than $0.005 or $(0.005).

The accompanying notes are an integral part of the financial statements.

	SVP		SVP
	Mid Cap		Small Company
	Fund		Fund
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$71,791	$16,026	$265,940	$51,690
Net realized gain (loss) on sales of investments	3,434,184	2,294,568	9,922,457	8,967,365
Net change in unrealized appreciation (depreciation)	(2,691,897)	2,434,789	(6,550,343)	8,638,282
Net increase (decrease) in net assets from operations	814,078	4,745,383	3,638,054	17,657,337

Distributions to Shareholders
From net investment income	(70,680)	(15,637)	(282,135)	(44,913)
From net realized gain on investments	(3,608,498)	(1,731,660)	(9,103,863)	(8,863,980)
Total distributions to shareholders	(3,679,178)	(1,747,297)	(9,385,998)	(8,908,893)

From Share Transactions (see note 4)
Net proceeds from sales of shares	1,024,186	1,521,104	2,257,387	3,315,715
Net asset value of shares in reinvestment of dividends and distributions	3,679,178	1,747,297	9,385,998	8,908,893
	4,703,364	3,268,401	11,643,385	12,224,608
Less: Payments for shares reacquired	(2,939,379)	(3,149,210)	(10,093,850)	(13,344,462)
Increase (decrease) in net assets from capital share transactions	1,763,985	119,191	1,549,535	(1,119,854)
Total Increase (Decrease) in Net Assets for period	(1,101,115)	3,117,277	(4,198,409)	7,628,590
Net Assets: Beginning of period	18,498,884	15,381,607	62,133,650	54,505,060
Net Assets: End of period	$17,397,769	$18,498,884	$57,935,241	$62,133,650
Undistributed Net Investment Income (Loss) at End of Period	$3,248	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected per share data and ratios. Selected data for a share of beneficial interest outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
	Fiscal	Net asset	Net	losses on		Dividends	Distributions
	year	value,	investment	securities (both	Total from	(from net	(from			Net asset
SVP	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end
Fund	ended)	of period	(loss)^	unrealized)	operations	income)	gains)	capital	distributions	of period
Balanced
	12/31/10	$10.82	$0.18	$1.14	$1.32	$0.19	$—	$—	$0.19	$11.95
	12/31/11	11.95	0.21	0.28	0.49	0.30	0.32	—	0.62	11.82
	12/31/12	11.82	0.19	1.16	1.35	0.27	0.77	—	1.04	12.13
	12/31/13	12.13	0.18	2.10	2.28	0.21	0.67	—	0.88	13.53
	12/31/14	13.53	0.18	0.88	1.06	0.23	0.91	—	1.14	13.45
Bond
	12/31/10	9.98	0.33	0.40	0.73	0.39	0.53	—	0.92	9.79
	12/31/11	9.79	0.29	0.40	0.69	0.35	—	0.07	0.42	10.06
	12/31/12	10.06	0.22	0.44	0.66	0.31	0.31	—	0.62	10.10
	12/31/13	10.10	0.26	(0.29)	(0.03)	0.32	—	—	0.32	9.75
	12/31/14	9.75	0.29	0.10	0.39	0.31	—	—	0.31	9.83
Common Stock
	12/31/10	11.90	0.16	1.72	1.88	0.17	—	—	0.17	13.61
	12/31/11	13.61	0.20	0.09	0.29	0.22	—	—	0.22	13.68
	12/31/12	13.68	0.26	1.80	2.06	0.28	0.31	—	0.59	15.15
	12/31/13	15.15	0.26	4.52	4.78	0.28	1.26	—	1.54	18.39
	12/31/14	18.39	0.30	1.61	1.91	0.33	2.28	—	2.61	17.69
Mid Cap
	12/31/10	8.74	—	2.06	2.06	0.01	—	—	0.01	10.79
	12/31/11	10.79	—	0.39	0.39	—	—	—	0.00	11.18
	12/31/12	11.18	0.03	1.35	1.38	0.03	—	—	0.03	12.53
	12/31/13	12.53	0.01	4.03	4.04	0.01	1.55	—	1.56	15.01
	12/31/14	15.01	0.06	0.66	0.72	0.06	3.22	—	3.28	12.45
Small Company
	12/31/10	11.78	—	2.80	2.80	0.01	—	—	0.01	14.57
	12/31/11	14.57	(0.01)	0.45	0.44	—	0.37	—	0.37	14.64
	12/31/12	14.64	0.07	1.58	1.65	0.08	2.08	—	2.16	14.13
	12/31/13	14.13	0.01	4.88	4.89	0.01	2.69	—	2.70	16.32
	12/31/14	16.32	0.07	1.03	1.10	0.08	2.71	—	2.79	14.63

Amounts designated as “-” are either zero or represent less than $0.005 or $(0.005).

The accompanying notes are an integral part of the financial statements.

		Ratios/Supplemental Data
				Ratio of net
		Net assets at	Ratio of	investment
		end of	expenses to	income (loss) to	Portfolio
SVP	Total return	period (000	average net	average net	turnover
Fund	(%)*	omitted)	assets (%)	assets (%)	rate (%)
Balanced
	12.19	$18,739	0.85	1.62	197
	4.05	14,926	0.83	1.70	159
	11.44	14,433	0.83	1.46	175
	18.88	16,456	0.87	1.37	220
	7.81	15,963	0.90	1.31	76
Bond
	7.33	65,967	0.63	3.17	607
	7.04	71,131	0.63	2.89	539
	6.53	68,313	0.63	2.07	499
	(0.33)	61,664	0.67	2.64	256
	4.01	67,067	0.65	2.90	117
Common Stock
	15.80	215,237	0.70	1.32	9
	2.10	196,768	0.69	1.47	5
	15.10	197,250	0.70	1.73	0	#
	31.73	220,631	0.72	1.49	8
	10.34	198,524	0.72	1.57	13
Mid Cap
	23.51	17,558	0.81	0.05	32
	3.62	16,134	0.83	(0.03)	45
	12.34	15,382	0.84	0.21	26
	32.32	18,499	0.84	0.09	40
	4.63	17,398	0.83	0.40	66
Small Company
	23.74	66,616	0.75	0.04	30
	3.02	56,670	0.75	(0.09)	30
	11.44	54,505	0.75	0.46	48
	34.72	62,134	0.80	0.09	47
	6.68	57,935	0.78	0.45	72

^ Calculated based upon average shares outstanding.

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds’ investment advisor had not waived a portion of its fee.

# Represents less than 0.5%.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

(1) Organization:

The Sentinel Variable Products Trust (the “Trust”) is an open-end investment company, registered under the Investment Company Act of 1940 as amended, which continuously offers its shares to separate accounts of insurance companies to serve as investment vehicles for variable life insurance policies and annuity contracts. The Trust consists of five separate and distinct funds: Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund and Sentinel Variable Products Small Company Fund, all of which are diversified. The five funds of the Trust are referred to hereinafter collectively as the “Funds”, and individually as a “Fund.”

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Codification Topic 946 — Investment Companies, which is part of GAAP. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value, and are reviewed to determine that no material variation exists between cost and market. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in cleared or non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors (the “Board”). The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel Asset Management, Inc. (“SAMI”), a subsidiary of NLV Financial Corporation, and subject to its review and supervision. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator and a subsidiary of SAMI, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by SAMI, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by SAMI for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

B. Fair Value Measurement:

In June 2013, FASB issued Accounting Standards Update (“ASU”) No. 2013-08 “Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements” that creates a two-tiered approach to assess whether an entity is an investment company. Under ASU 2013-08, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The guidance also requires an investment company to measure non-controlling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management has evaluated the implications of ASU 2013-08 and included disclosures, where applicable.

In response to FASB’s issuance of ASU 2011-4, which contains amendments designed to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards, management has evaluated the implications of these amendments on the financial statements and included disclosures, where applicable, to address the following concerns:

(1) Information about transfers between Level 1 and Level 2 of the fair value hierarchy.

(2) Information about the sensitivity of a fair value measurement categorized within Level 3 of the fair value hierarchy to changes in unobservable inputs and any interrelationships between those unobservable inputs.

(3) The categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position, but for which the fair value of such items is required to be disclosed.

Notes to Financial Statements

In accordance with GAAP regarding fair value measurements, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•      Level 1 — Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts (“ADRs”), domestic Exchange Traded Funds, Standard & Poor’s Depository Receipts and exchange traded derivatives that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•      Level 2 — Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, foreign Exchange Traded Funds, forward foreign currency contracts, cleared derivatives, non-exchange traded derivatives and OTC securities (including some ADRs) not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RIC’s) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•      Level 3 — Significant unobservable inputs (including non-binding broker quotes or the Valuation Committee’s own assumptions in determining the fair value of investments).

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided would be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments would be classified as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Trust believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. There have been no significant changes in valuation techniques during the fiscal year, but the Valuation Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

The fair value measurements as of December 31, 2014 were as follows:

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
SVP Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities - Assets:
Balanced:
Domestic Common Stocks	$9,903,779	$—	$—	$9,903,779
Foreign Stocks & ADRs:
Mexico	88,720	—	—	88,720
Netherlands	156,160	—	—	156,160
Switzerland	55,075	68,010	—	123,085
Institutional Money Market Funds	—	1,891,063	—	1,891,063
Mortgage-Backed Securities	—	4,013,660	—	4,013,660
Totals	$10,203,734	$5,972,733	$—	$16,176,467

Bond:
Collateralized Mortgage Obligations	$—	$2,740,322	$—	$2,740,322
Domestic Corporate Bonds	—	41,429,719	—	41,429,719
Institutional Money Market Funds	—	7,280,569	—	7,280,569
Mortgage-Backed Securities	—	17,569,388	—	17,569,388
Totals	$—	$69,019,998	$—	$69,019,998

Notes to Financial Statements

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
SVP Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Common Stock:
Domestic Common Stocks	$190,056,536	$—	$—	$190,056,536
Foreign Stocks & ADRs:
Mexico	1,109,000	—	—	1,109,000
Netherlands	2,928,000	—	—	2,928,000
Switzerland	1,058,156	1,530,225	—	2,588,381
Institutional Money Market Funds	—	1,908,130	—	1,908,130
Totals	$195,151,692	$3,438,355	$—	$198,590,047

Mid Cap:
Domestic Common Stocks	$15,895,638	$—	$—	$15,895,638
Foreign Stocks & ADRs	435,083	—	—	435,083
Institutional Money Market Funds	—	237,676	—	237,676
Real Estate Investment Trusts	762,873	—	—	762,873
Totals	$17,093,594	$237,676	$—	$17,331,270

Small Company:
Domestic Common Stocks	$51,451,017	$—	$—	$51,451,017
Domestic Exchange Traded Funds	1,879,416	—	—	1,879,416
Foreign Stocks & ADRs	1,196,859	—	—	1,196,859
Institutional Money Market Funds	—	1,149,286	—	1,149,286
Real Estate Investment Trusts	2,231,898	—	—	2,231,898
Totals	$56,759,190	$1,149,286	$—	$57,908,476

Investments in Securities - Liabilities:
None.

Please refer to each Fund’s Schedule of Investments for more detailed information on specific securities, including industry classifications.

There was no reportable Fair Value Level 3 activity for the fiscal year ended December 31, 2014.

There were no reportable transfers between Level 1, Level 2 and Level 3 investments for the fiscal year ended December 31, 2014.

C. Securities Transactions and Investment Income:

For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of calculating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1) when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2) on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

D. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, foreign currency transactions, real estate investment trust return of capital distributions, net operating losses and dividends paid. The following reclassifications were made to reflect these differences as of December 31, 2014:

		Accumulated
	Accumulated	undistributed
	undistributed	net realized gain
	net investment	(loss) on
SVP Fund	income (loss)	investments	Paid-in capital
Balanced	$48,835	$(48,835)	$—
Bond	169,753	(169,753)	—
Common Stock	7,190	(7,190)	—
Mid Cap	2,137	(2,137)	—
Small Company	16,195	(16,195)	—

Notes to Financial Statements

E. Federal Income Taxes:

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements as a result of these uncertainties. As of December 31, 2014, the Funds did not have any unrecognized tax benefits.

F. Foreign Currency Translations:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities for purposes of the Funds’ financial statements. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Forward Foreign Currency Contracts:

Each Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund’s risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities. No forward foreign currency contracts were entered into during the fiscal year ended December 31, 2014.

H. Options Contracts:

Each Fund may enter into options contracts.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities and indices of securities prices. A Fund may terminate its position in a put position it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The risk associated with purchasing put and call options is limited to the premium paid. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities. Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security or an index of securities is required to deposit cash or securities or a letter of credit as margin to make mark-to-market payments of variation margin as the position becomes unprofitable. Written call options have an unlimited risk of loss if the value of the underlying investment increases.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of security index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of

Notes to Financial Statements

securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

During the fiscal year ended December 31, 2014, none of the Funds entered into options contracts.

I. Futures Contracts:

Each Fund may enter into futures contracts.

When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Any open contract would be recorded as variation margin receivable or payable on the statement of assets and liabilities to the extent such variation margin has not been received or paid and unrealized gain or loss on the statement of operations. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the statement of operations. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts tends to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position tends to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, tends to offset both positive and negative market price changes, much as if the underlying instrument has been sold. During the fiscal year ended December 31, 2014, the SVP Bond sold varying combinations of futures contracts in U.S. Treasury 5-Year Notes, U.S. Treasury 10-Year Notes and U.S. Treasury 30-Year Bonds to manage duration by hedging interest rate risk.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it is required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party is required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund is obligated to continue to pay variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures contracts involve, to varying degrees, off-balance sheet risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

J. Swaps:

The SVP Balanced and SVP Bond Funds may enter into swaps agreements.

Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount”. Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counter-party to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund’s obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund’s risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

During the fiscal year ended December 31, 2014, none of the Funds entered into swaps agreements.

Notes to Financial Statements

K. Derivatives Transactions:

As of December 31, 2014, none of the Funds had open derivatives contracts.

The amounts of realized and unrealized gains and losses on futures contracts recognized in each Fund’s earnings during the fiscal year ended December 31, 2014 along with the related location on the accompanying Statement of Operations presented by primary underlying risk exposure are summarized as follows:

	Purpose and Primary	Location of Realized and Unrealized Gain	Net Realized	Net Change in Unrealized
SVP Fund	Underlying Risk Exposure	(Loss) on the Statement of Operations	Gain (Loss)	Appreciation (Depreciation)
Bond	Hedge interest rate risk.	Futures contracts	$(369,997)	$(41,556)

During the fiscal year ended December 31, 2014, the average monthly notional value of futures contracts for the months held was as follows:

Average Monthly
SVP Fund	Notional Value
Bond	$14,146,250

L. Repurchase Agreements:

Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. The Funds’ policies require that all repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2014.

M. Dollar Rolls:

The SVP Balanced and SVP Bond Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended December 31, 2014.

N. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Trust are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts. Earnings credits are received from SSB on cash balances and are reflected in the statement of operations as an expense offset. There were no expense offsets for the fiscal year ended December 31, 2014.

(3) Management Advisory Fees and Related Party Transactions:

Pursuant to two Investment Advisory Agreements (“Advisory Agreements”), SAMI manages each Fund’s investments and business operations under the overall supervision of the Trust’s Board of Trustees. SAMI is affiliated with National Life Insurance Company (“NLIC”), which issues variable insurance and annuity products through which the Trust is offered, because NLIC is also a subsidiary of NLV Financial Corporation. SAMI has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, each Fund pays to SAMI a monthly fee determined as follows:

a) With respect to SVP Balanced Fund: 0.55% per annum on the average daily net assets of the Fund.

b) With respect to SVP Bond Fund: 0.40% per annum on the average daily net assets of the Fund.

c) With respect to the SVP Common Stock, SVP Mid Cap and SVP Small Company Funds: 0.50% per annum on the first $200 million of average daily net assets of each Fund; 0.45% per annum on the next $300 million of such assets of each Fund; and 0.40% per annum on such assets of each Fund in excess of $500 million.

Sentinel Financial Services Company (“SFSC”), a company in which SAMI and Sentinel Financial Services, Inc., a wholly owned subsidiary of SAMI, are partners, acts as the principal underwriter of shares of the Funds. SFSC receives no compensation from the Trust for acting as principal underwriter.

Effective April 1, 2014, each Trustee who is not an affiliate of SAMI receives an annual fee from the Trust of $20,000 plus $2,500 for each regular meeting attended and $1,250 for any special meeting attended. Prior to April 1, 2014, the annual fee was $14,000. Fees paid to Trustees are generally distributed quarterly on a pro rata basis.

The Funds’ Chief Compliance Officer also serves as Chief Compliance Officer of Sentinel Group Funds, Inc. (“SGF”), a series investment company also advised by SAMI, SAMI itself, and the separate accounts of NLIC which fund its variable life insurance and annuity products. Pursuant to an amended and restated agreement as of November 26, 2007, the Funds and SGF pay 50% of the costs incurred by these Chief Compliance Officer functions, including the salary and benefits of the Funds’ Chief Compliance Officer and his administrative assistant, and the other costs incurred by the Chief Compliance Officer. The Funds and SGF allocate their 50% share of these costs in proportion to net assets. Out-of-pocket costs which can be specifically allocated to a particular entity are so allocated.

Trustees’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended December 31, 2014 were $100,150.

Pursuant to the Fund Services Agreement with SASI, the Trust receives certain transfer agency, fund accounting and administration services. For these services, the Fund Services Agreement provides for the Trust to pay to SASI a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net assets of the Funds for fund accounting and administration services. For the fiscal year ended December 31, 2014 these fees totaled $384,222.

Notes to Financial Statements

As of December 31, 2014, policyholders of variable insurance and annuity products offered by NLIC held ownership in the Funds as follows:

Approximate %
SVP Fund	Ownership
Balanced	87.49%
Bond	26.95%
Common Stock	26.52%
Mid Cap	84.63%
Small Company	58.68%

The shares of the Trust may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2014, the Trust was offered as an investment option by three other insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Trust.

(4) Shares of Beneficial Interest Transactions:

There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal year ended December 31, 2014 and the fiscal year ended December 31, 2013 were as follows:

		Shares issued in		Net increase
		reinvestment of		(decrease) in
		dividends and	Shares	shares
SVP Fund	Shares sold	distributions	reacquired	outstanding
Fiscal Year Ended December 31, 2014
Balanced	116,001	92,350	237,697	(29,346)
Bond	1,324,071	209,696	1,035,307	498,460
Common Stock	251,045	1,455,744	2,478,278	(771,489)
Mid Cap	67,248	289,964	192,148	165,064
Small Company	138,276	634,072	618,157	154,191
Fiscal Year Ended December 31, 2013
Balanced	157,741	75,294	206,509	26,526
Bond	419,791	198,899	1,052,732	(434,042)
Common Stock	332,544	952,190	2,305,311	(1,020,577)
Mid Cap	104,869	116,798	216,966	4,701
Small Company	196,857	545,386	794,303	(52,060)

From time to time the Funds may have a concentration of several policyholders, insurance companies or insurance products holding a significant percentage of shares outstanding. Investment activities of these parties could have a material impact on the Funds. The latest Statement of Additional Information has more details about the Fund’s shareholders that own beneficially 5% or more of the voting stock of any Fund and is available, without charge, upon request by calling (800) 537-7003.

(5) Investment Transactions:

Purchases and sales (excluding short-term obligations, forward foreign currency contracts and futures contracts) for the fiscal year ended December 31, 2014 were as follows:

	Purchases of		Sales of Other
	Other than U.S.	Purchases of	than U.S.	Sales of U.S.
	Government	U.S. Government	Government	Government
	Direct and	Direct and	Direct and	Direct and
	Agency	Agency	Agency	Agency
SVP Fund	Obligations	Obligations	Obligations	Obligations
Balanced	$1,356,006	$9,951,751	$2,737,701	$11,054,210
Bond	28,231,593	44,631,742	27,643,107	41,862,155
Common Stock	26,900,104	—	64,187,816	—
Mid Cap	11,337,110	—	12,852,866	—
Small Company	40,874,099	—	48,566,175	—

(6) Distributions to Shareholders:

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after December 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by a Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Pre-enactment losses may be more likely to expire unused since the Act prescribes that post-enactment losses must be utilized first.

At December 31, 2014, the Trust had tax basis capital losses which may be used to offset future capital gains as follows:

	Capital Loss	Expiring
SVP Fund	Carry Forward	on 12/31
Bond	$511,751	No Expiration (Short-Term)
	65,361	No Expiration (Long-Term)
$577,112

Notes to Financial Statements

It is unlikely that a capital gains distribution will be paid until net gains have been realized in excess of such capital loss carry forwards.

Net capital losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from November 1, 2014 to December 31, 2014, the Funds elected to defer until the first business day of 2015 for U.S. Federal income tax purposes net capital losses as stated below:

	Short-Term	Long-Term
	Capital Losses	Capital Losses
SVP Fund	Deferred	Deferred	Total
Balanced	$23,409	$—	$23,409
Bond	156,786	280,303	437,089
Common Stock	101,009	—	101,009
Mid Cap	29,798	—	29,798
Small Company	655,933	—	655,933

Net ordinary losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from January 1, 2014 through December 31, 2014, the Funds elected to defer until the first business day of the next taxable year for U.S. Federal Income tax purposes net ordinary losses as stated below:

Ordinary Losses
SVP Fund	Deferred
Balanced	$9

The tax character of distributions paid during the fiscal year ended December 31, 2014 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$256,340	$1,001,415	$1,005	$1,258,760
Bond	2,059,210	—	—	2,059,210
Common Stock	3,447,230	22,856,741	—	26,303,971
Mid Cap	405,936	3,273,242	—	3,679,178
Small Company	696,661	8,689,337	—	9,385,998

The tax character of distributions paid during the fiscal year ended December 31, 2013 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$244,208	$772,485	$—	$1,016,693
Bond	1,940,084	—	1,169	1,941,253
Common Stock	3,244,759	14,173,002	—	17,417,761
Mid Cap	15,417	1,731,880	—	1,747,297
Small Company	395,745	8,513,148	—	8,908,893

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Currently	Currently Distributable	Unrealized
	Distributable	Long-Term Capital Gain	Appreciation
SVP Fund	Ordinary Income	or Capital Loss Carryover	(Depreciation)
Balanced	$—	$—	$4,948,754
Bond	4,467	(577,112)	823,595
Common Stock	—	1,687,036	90,329,535
Mid Cap	3,248	22,480	3,296,690
Small Company	—	1,714,703	13,280,856

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

(7) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8) Subsequent Events:

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Sentinel Variable Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund and Sentinel Variable Products Small Company Fund of the Sentinel Variable Products Trust (the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York

February 18, 2015

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

When you allocate to one or more of the Sentinel Variable Products Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of allocating to the Funds and to compare these costs with the ongoing costs of allocating to other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/14 through 12/31/14.

Actual Expenses

The first line of each Fund entry in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid from 07/01/14 through 12/31/14 to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund entry in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of allocating to a specific Sentinel Variable Products Trust Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchases shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by them. If such expenses were included, the overall expenses shown in the table below would be higher and the ending account values would be lower.

						Expenses Paid
			Beginning	Ending		from 7/1/2014
	Total Return	Total Return	Account Value	Account Value	Annualized	through
SVP Fund	Description	Percentage	7/1/2014	12/31/2014	Expense Ratio	12/31/2014*
Balanced	Actual	2.94%	$1,000.00	$1,029.45	0.90%	$4.60
	Hypothetical
	(5% per year
	before expenses)	2.07%	1,000.00	1,020.67	0.90%	4.58
Bond	Actual	-0.96%	1,000.00	990.36	0.64%	3.21
	Hypothetical
	(5% per year
	before expenses)	2.20%	1,000.00	1,021.98	0.64%	3.26
Common Stock	Actual	5.09%	1,000.00	1,050.86	0.71%	3.67
	Hypothetical
	(5% per year
	before expenses)	2.16%	1,000.00	1,021.63	0.71%	3.62
Mid Cap	Actual	-1.41%	1,000.00	985.87	0.82%	4.10
	Hypothetical
	(5% per year
	before expenses)	2.11%	1,000.00	1,021.07	0.82%	4.18
Small Company	Actual	1.93%	1,000.00	1,019.32	0.77%	3.92
	Hypothetical
	(5% per year
	before expenses)	2.13%	1,000.00	1,021.32	0.77%	3.92

* Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Information and Services for Shareholders (Unaudited)

Federal Tax Status of Dividends and Distributions

Certain tax information for the Sentinel Variable Products Trust Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2014.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

	Dividends	Qualified	Long-Term
	Received	Dividend	Capital Gain
SVP Fund	Deduction	Income	Distribution
Balanced	77.81%	90.53%	$1,001,415
Common Stock	100.00	100.00	22,856,741
Mid Cap	27.89	30.10	3,273,242
Small Company	47.83	55.16	8,689,337

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Variable Products Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th , are available without charge online at www.nationallifegroup.com under “Customer Support”, then “Funds and Prospectus”, and at www.sec.gov, or by calling (800) 537-7003.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

Board Approval of Investment Advisory Agreements (Unaudited)

Sentinel Variable Products Trust (the “Trust”) has entered into investment advisory agreements (the “Advisory Agreements”) with Sentinel Asset Management, Inc. (the “Advisor”) with respect to its five series funds (each a “Fund” and collectively the “Funds”). The Advisory Agreements consist of an agreement dated November 1, 2000 (as amended November 19, 2008) relating to the Common Stock, Mid Cap and Small Company Funds and an agreement dated November 8, 2002 relating to the Balanced and Bond Funds. As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Trustees (the “Board”) considers the continuance of the Advisory Agreements on an annual basis. On August 13, 2014, the Board approved the continuance of the Advisory Agreements for an additional year.

Contract Review Process

The Board discusses the Funds’ investment advisory arrangements with the Advisor on a regular basis. In connect on with the Board’s most recent consideration of the Advisory Agreements, the Advisor provided the Trustees with the information described below. In addition, the Trust’s counsel, which is independent of the Advisor, provided a memorandum to the Trustees describing the legal standards for their consideration of the proposed approvals. The Trustees who are not interested persons of the Trust (as such persons are defined in the Investment Company Act) (the “Independent Trustees”) held a telephonic meeting with the Trust’s counsel on July 24, 2014 to consider these materials and the proposed continuance of the Advisory Agreements. Following this meeting, the Independent Trustees requested and received additional information from the Advisor. The Board, including all of the Independent Trustees, met on August 13, 2014 to further consider the proposed continuance of the Advisory Agreements. During this meeting, the Advisor reviewed the performance of the Funds and the profitability to the Advisor and its affiliates of their relationships with the Funds. The Trust’s counsel attended such meeting. At the conclusion of the meeting, based on the considerations described in more detail below, the Trustees, including all of the Independent Trustees, unanimously approved the continuance of the Advisory Agreements for an additional year.

In reaching their determinations with respect to each Fund regarding the continuance of the Advisory Agreements, the Trustees considered all factors they believed relevant, including the following:

•                  information provided by Morningstar Associates, LLC (“Morningstar”), an independent third party, comparing the performance of each Fund to the performance of other funds, including variable product funds, with similar investment objectives;

•                  the nature, extent and quality of investment services rendered by the Advisor;

•                  revenue received by the Advisor and its affiliates in respect of the Funds;

•                  the costs borne by, and profitability of, the Advisor in providing services to the Funds;

•                  comparative fee and expense data for each Fund and other funds with similar investment objectives not managed by the Advisor;

•                  the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors;

•                  the Advisor’s policies and practices regarding allocation of portfolio transactions of the Funds, and the extent to which the Advisor benefits from soft dollar arrangements;

•                  any indirect benefits that the Advisor and its affiliates receive from their relationships to the Funds;

•                  information about fees charged by the Advisor to other clients with similar objectives;

•                  the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor;

•                  the compliance record of the Advisor and affiliates under applicable securities and other laws, and under the Advisor’s internal compliance program; and

•                  the terms of each Advisory Agreement.

The Board’s conclusions on a series of points relating to the Advisor, the services it provides and the Advisory Agreements are summarized below. The conclusions were based on the review described above.

The Advisor’s Personnel and Investment Process

Each quarter the Trustees discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Morningstar.

The Board determined the Advisor is an asset management firm with appropriate knowledge and experience to manage the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to continue to provide consistent services to the Funds.

Fund Performance

The Board receives performance data at least quarterly but, consistent with the Advisor’s investment goals, the Board attaches importance to Funds’ performance over relatively long periods of time, typically at least three years. The Board monitors the Advisor’s efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness.

At the July and August 2014 meetings, the Board considered the Funds one, three and five year net returns as of June 30, 2014 as compared to net return information provided by Morningstar for each Fund’s performance universe identified by Morningstar. The Board also considered information prepared by Morningstar covered other time periods and reviewed each Fund’s most recent quarterly performance. The Board considered the performance of each Fund i) as a percentage return compared to the return of other funds, including variable product funds, with similar investment objectives and ii) as a percentile rank among all such other funds. The Board received performance information relating to several different time periods. Information provided by Morningstar indicated that all of the Funds had total returns in the top three quintiles compared to their category for the most recent three or five year periods. The Morningstar report also showed information relating to each Fund’s risk-adjusted performance. This information was based on the Sharpe ratio (a recognized measure of risk-adjusted performance) and showed that a majority of the Funds had a Sharpe ratio in the top two quintiles for the three or five year periods.

The Board discussed with the Advisor the portfolio management of each of the Funds, including the relatively poorer performing Funds, in relation to their Morningstar peers and the specific reasons for any underperformance. Management advised the Board that, in its opinion, as reflected in the Morningstar materials provided to the Board, the performance of the Balanced, Bond and Mid Cap Funds was competitive with their peers, although the performance of the Balanced Fund had not been strong for the one-year period. With respect to the relatively poorer performing Funds, management provided supplemental information relating to the Funds’ investment strategies or other factors (such as relative size) that had impacted relative performance, and the steps the Advisor had taken or proposes to take to improve the performance. The steps included the hiring of new investment professionals and the increased use of quantitative risk models for the various funds and accounts managed by the Advisor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of and related information for each of the Funds and the Advisor supported the continuation of each Advisory Agreement.

Advisory Fees and Other Expenses

The Board reviewed each Fund’s annual expense ratio, which reflects asset-based costs such as advisory fees, accounting and administrative costs and the effects of any fee waivers. The Board then compared each Fund’s expense ratio to the average expense ratio of the similar funds provided by Morningstar. The Board noted that the net expense ratio of a majority of the Funds ranked in the top half (lower expenses) of their Morningstar peers for the most recent annual period reported by Morningstar. The Board also considered the advisory fee rates charged by the Advisor for managing mutual fund portfolios that are similar to the Funds but available to the public. The Board noted that the advisory fees for all of the Funds ranked in the top two quintiles compared to their Morningstar peers for the most recent annual period reported by Morningstar, indicating that the advisory fee rates for the Funds were all lower than their respective peer group median for that period. After reviewing this and related information, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the fees and expenses of each of the Funds supported the approval of the Advisory Agreements.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Trustees also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2013 pretax profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the profitability of several publicly held investment management companies. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the cost allocation methodologies were reasonable, and that the profitability of the Advisor was not inconsistent with other industry data.

Economies of Scale

The Board considered whether there had been economies of scale in respect of the management of the Funds, and whether each Fund has appropriately benefited from any available economies of scale. The Trustees recognized that the fee schedules in the Advisory Agreement for the Common Stock, Mid Cap and Small Company Funds each have breakpoints that reduce the advisory fee rate as the Fund’s assets increase above certain levels. They also considered the current level of assets of each Fund. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each Advisory Agreement, that the Funds appropriately participate in economies of scale.

Conclusion

Based on the review process described above, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Trustees may have attributed different weights to the various factors considered.

Trustees (Unaudited)

There are four Trustees of Sentinel Variable Products Trust. The Trustees are responsible for oversight of the five Funds currently comprising Sentinel Variable Products Trust. Information about the three independent Trustees is set forth below. Information concerning the one affiliated Trustee is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Trustees and is available, without charge, upon request by calling (800) 537-7003.

Position and Length
Name, Address, Age	of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
William D. McMeekin (70) National Life Drive Montpelier, VT 05604	Trustee, since 2000; Audit Committee Chair, since 2013

TD Banknorth, N.A. (formerly Banknorth Vermont) — Former Executive Vice President, Commercial Services — from 2005 to 2007; Senior Vice President & Senior Lending Officer, from 2001 to 2005; The Howard Bank — Community President, from 2000 to 2001

None
Michael W. Nobles (45) National Life Drive Montpelier, VT 05604	Trustee, since 2013

Union Mutual of Vermont Companies — President and Chief Executive Officer, since 2014; Chief Operating Officer and Treasurer, from 2013 to 2014; Senior Vice President, Chief Financial Officer and Treasurer, from 2011 to 2013; Vice President of Finance & Treasurer, from 2006 to 2011

None
Nancy F. Pope (61) National Life Drive Montpelier, VT 05604	Trustee, since 2007

Northfield Savings Bank — Director (Chair), from 2013 to 2014; Director, from 1995 to 2013; Spaulding High School Union District — Director, from 2008 to 2011; Governor’s Institute of Vermont — Trustee, from 2007 to 2008; Barre Town School District — Director (Chair), from 1995 to 2004; Aldrich Public Library — Trustee (Chair), since 2002 and from 1993 to 2000

None

Offficers (Unaudited)

Information relating to the one Trustee who is an officer and “interested person” of the Funds as defined in the Investment Company Act of 1940, as amended, and to the other officers of the Funds is set forth below.

Position and Length
Name, Address, Age	of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Mehran Assadi (56)** National Life Drive Montpelier, VT 05604	Chair and Trustee, since 2009

National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) — President and Chief Executive Officer, since 2009; President — Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009

N/A
Thomas H. Brownell (54) National Life Drive Montpelier, VT 05604	President, since 2013

National Life — Executive Vice President and Chief Investment Officer, since 2013; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) — President and Chief Executive Officer, since 2013; Sentinel Financial Services, Inc. (“SFSI”) — President and Chief Executive Officer, since 2013; Sentinel Administrative Services, Inc. (“SASI”) — President and Chief Executive Officer, since 2013; Sentinel Group Funds, Inc. (“Sentinel Funds”) — President and Chief Executive Officer, since 2013

N/A
Thomas P. Malone (58) National Life Drive Montpelier, VT 05604	Vice President & Treasurer, since 2000	SASI — Vice President, since 2006; Sentinel Funds — Vice President and Treasurer, since 1997; Sentinel Administrative Services Company (“SASC”) — Vice President, from 1998 to 2006	N/A
John K. Landy (55) National Life Drive Montpelier, VT 05604	Vice President, since 2004	SASI — Senior Vice President, since 2006; Sentinel Funds — Vice President, since 2003; SASC — Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A
Scott G. Wheeler (49) National Life Drive Montpelier, VT 05604	Assistant Vice President & Assistant Treasurer, since 2004

SASI — Vice President, since 2007; Assistant Vice President, from 2006 to 2007; Sentinel Funds — Assistant Vice President and Assistant Treasurer, since 1998; SASC — Assistant Vice President, from 1998 to 2006

N/A
Lisa F. Muller (47) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life; Advisor; SASI — Senior Counsel, since 2011; Counsel, from 2008 to 2011; Sentinel Funds — Secretary, since 2008; State of Vermont, Department of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004

N/A
Lindsay E. Staples (33) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life — Senior Securities Paralegal, since 2010; Sentinel Funds — Assistant Secretary, since 2010 and from 2007 to 2009; National Life — Senior Compliance Associate, from 2009 to 2010; National Life — Securities Paralegal, from 2007 to 2009; Holman Immigration — Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr — Paralegal, from 2004 to 2006

N/A
D. Russell Morgan (59) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since 2004; Sentinel Funds — Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005; National Life — Assistant General Counsel, from 2001 to 2005; Equity Services, Inc. — Counsel, from 1986 to 2005; Advisor, SASC, Sentinel Financial Services Company — Counsel, from 1993 to 2005

N/A

*            Each officer is elected by, and serves at the pleasure of, the Board of the Funds.

**             Mr. Assadi is an “interested person” of the Funds because he is the President and Chief Executive Officer of the Advisor’s parent company.

Investment Advisor

Sentinel Asset Management, Inc.

Principal Underwriter

Sentinel Financial Services Company

Counsel

Sidley Austin LLP

Custodian

State Street Bank & Trust Company — Kansas City

Transfer Agent, Shareholder Servicing Agent and Administrator

Sentinel Administrative Services, Inc.

One National Life Drive, Montpelier, VT 05604

Sentinel is headquartered above the noise of Wall Street, in Montpelier, Vermont.

We are an integral part of National Life Group, a mutually-held family of financial service companies with roots dating back to 1848.

Sentinel’s range of actively managed mutual funds are designed to find attractive returns through the combination of quantitative analysis and deep fundamental research.

Learn more about Sentinel:

800.282.FUND

www.sentinelinvestments.com

 @sentinelinvest

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

This annual report is authorized for distribution to prospective investors only when preceded by an effective Prospectus.

Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sent nelinvestments.com. Please read them carefully.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com. 63061 SF0942(0215)

ITEM 2. CODE OF ETHICS

(a) As of December 31, 2014, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended December 31, 2014 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(d) There were no waivers granted during the fiscal year ended December 31, 2014 from any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(e) Not applicable.

(f) A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Trustees has determined that Michael W. Nobles is the Audit Committee Financial Expert serving on the Registrant’s Audit Committee and that Mr. Nobles is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2013	$75,000
2014	$86,400

(b) Audit-Related Fees.  PricewaterhouseCoopers billed the Registrant’s transfer agent, Sentinel Administrative Services Inc. (“SASI”), aggregate fees for services which related to the SASI SAS 70 or SSAE 16 report, as the case may be, in the last two fiscal years as follows

2013	$72,750
2014	$68,850

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Registrant’s applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2013	$20,700
2014	$23,000

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant’s Audit Committee is to pre-approve (or establish a policy for the pre-approval of) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant’s financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

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ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

3

There were no changes in the Registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Variable Products Trust

By:	/s/ Thomas H. Brownell
Thomas H. Brownell,
President

Date: March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas H. Brownell
Thomas H. Brownell,
President

Date: March 9, 2015

By:	/s/ Thomas P. Malone
Thomas P. Malone,
Vice President & Treasurer

Date: March 9, 2015

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